UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22497

Strategy Shares

(Exact name of registrant as specified in charter)

36 North New York Avenue, Huntington, NY 11743

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 477-3837

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Item 1. Reports to Stockholders.

Annual Shareholder Report

Strategy Shares Nasdaq 5HANDL™ Index ETF (FIVR)

Strategy Shares Gold-Hedged Bond ETF (GLDB)

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)

Strategy Shares Halt Climate Change ETF (NZRO)

Strategy Shares Newfound/Resolve Robust Momentum ETF (ROMO)

April 30, 2023

You may elect to receive shareholder reports in paper free of charge. You can contact your financial intermediary to request that you receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Strategy Shares Nasdaq 5HANDL™ Index ETF (Unaudited)	April 30, 2023

Management’s Discussion of Fund Performance

Dear Shareholder:

Income Investors who focus purely on yield when evaluating potential investments do so at their own risk. Metrics that fail to incorporate risk are not meaningful when used to compare duration-managed bond pools, multi-asset income funds, REITS, MLPS, and high dividend stocks. The HANDLS™ solution uses the teachings of modern portfolio theory to seek to deliver income-oriented investment solutions to investors. By building well-diversified, balanced portfolios of low-cost ETFs and using moderate amounts of leverage to achieve enhanced returns, investors seeking income can seek to minimize the idiosyncratic risk posed by concentrated investments and earn higher risk-adjusted returns.

The Strategy Shares Nasdaq 5HANDL™ Index ETF (FIVR) seeks investment results that correlate generally, before fees and expenses, to the price and yield performance of the NASDAQ 5 HANDL™ Index, which has the goal but not the guarantee, of achieving a total return sufficient, over time and after expenses, to support a five percent (5.0%) annual distribution rate. Nasdaq HANDLS™ Indexes have risk characteristics similar to the broad US capital markets and can be expected to generally rise and fall with prevailing market conditions. For the fiscal year ended April 30, 2023, FIVR generated a total return of +0.04% at net asset value and -0.15% at market value. During this same period, the Fund’s underlying index, the Nasdaq 5HANDL™ Index, returned +0.74%; the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -0.43%.

In order to allow shareholders of the Fund to realize a predictable, but not assured, level of cash flow, FIVR has adopted a policy (which may be modified at any time by its Board of Trustees) to pay monthly distributions on Fund shares at a target rate that represents an annualized payout of approximately 5.0% on the Fund’s per-share net asset value on the date of a distribution’s declaration. For the fiscal year ended April 30, 2023, FIVR paid out total distributions of $1.06 per share between May 2022 and April 2023, during which period the average NAV on the distribution calculation date was $21.18.

To accomplish its objective, HANDLS™ allocates across 19 exchange-traded Funds (“ETFs”) and is split into two components, with a 50% allocation to fixed income and equity ETFs (the “Core Portfolio”) and a 50% allocation to ETFs of 12 asset categories using a proprietary Nasdaq Dorsey Wright algorithm (the “Explore Portfolio”) that have historically provided high levels of income. Because the Index is comprised of securities issued by other investment companies, FIVR operates as a “fund of funds.”

For the year, the five best performing holdings were:	Category	Return
Alerian MLP ETF (AMLP)	US Alternative	11.32%
JPMorgan Equity Premium Income ETF (JEPI)	US Alternative	5.83%
Vanguard Dividend Appreciation ETF (VIG)	US Equity	4.54%
Invesco QQQ Trust Series 1 (QQQ)	US Equity	3.76%
iShares Core S&P 500 ETF (IVV)	US Equity	2.70%

And the five weakest performing holdings were:	Category	Return
Schwab U.S. REIT ETF (SCHH)	US Equity	-16.09%
Global X US Preferred ETF (PFFD)	US Fixed Income	-2.52%
WisdomTree US Efficient Core Fund (NTSX)	US Blend	-1.09%
iShares MBS ETF (MBB)	US Fixed Income	-0.76%
Vanguard Mortgage-Backed Securities ETF (VMBS)	US Fixed Income	-0.69%

Annual Shareholder Report | 1

Strategy Shares Nasdaq 5HANDL™ Index ETF (Unaudited) (Continued)

Investors have different risk appetites, but we believe diversification remains the best path to high risk-adjusted returns. The launch of the Strategy Shares Nasdaq 5HANDL™ Index ETF (FIVR) is a complement to our 7HANDL Index ETF (HNDL). Both the 5HANDL™ and 7HANDL™ ETF seek to deliver high current income using a common, well-diversified portfolio seeking high risk-adjusted returns. The primary difference is that the 5HANDL ETF uses no leverage, pays a lower managed distribution, and, by design, is expected to experience about 23% less volatility over time.

For investors looking to fund their day-to-day lives, we believe HANDLS™ offers a better approach; one that focuses on maximizing risk-adjusted returns and manufacturing a distribution. High managed distribution rates provide an additional benefit to investors by minimizing the need to manage cash reserves and make piecemeal asset sales to finance lifestyle needs.

We are pleased with the Fund’s performance relative to its benchmark and remain convinced that Investors are best served by relying upon diversified portfolios to maximize risk-adjusted returns; even when those market returns are negative.

We appreciate your confidence and thank you for your continued interest in the Fund.

Sincerely,

David Miller and Charles Ashley

Portfolio Manager

Nasdaq 5HANDL™ Index ETF

The views and opinions expressed in management’s discussion of Fund performance are those of Rational Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Rational Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Must be preceded or accompanied by a prospectus.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund is distributed by Foreside Fund Services, LLC.

2 | Annual Shareholder Report

Strategy Shares Nasdaq 5HANDL™ Index ETF (Unaudited) (Continued)

Investment Objective

Strategy Shares Nasdaq 5HANDL™ Index ETF seeks to achieve investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 5HANDL™ Index.

Fund Performance (as of 4/30/23)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Strategy Shares Nasdaq 5HANDL™ Index ETF - Total Return (at Net Asset Value)(c)	0.04%	-7.12%	0.90%	0.88%
Strategy Shares Nasdaq 5HANDL™ Index ETF - Total Return (at Market Value)(d)	-0.15%	-7.17%	0.90%	0.88%
Nasdaq 5HANDL™ Index	0.74%	-6.36%	N/A	N/A
Bloomberg U.S. Aggregate Bond Index(e)	-0.43%	-7.46%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares Nasdaq 5HANDL™ Index ETF and represents the reinvestment of of dividends and capital gains in the Fund.
(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2022. However, the Advisor has agreed to contractual waivers in effect through August 31, 2023 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2023 can be found in the Financial Highlights.
(b)	Commencement of operations: December 28, 2021.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(e)	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and collateralized mortgage-backed securities (agency and non-agency). An investor cannot invest directly in an index.

Annual Shareholder Report | 3

Strategy Shares Gold-Hedged Bond ETF (Unaudited)	April 30, 2023

Management’s Discussion of Fund Performance

Dear Shareholder,

The Strategy Shares Gold-Hedged Bond ETF (GLDB) seeks investment results that correlate, before fees and expenses, to the performance of the Solactive Gold-Backed Bond Index (the “Index”). The Fund was designed on the belief that the best way for investors to generate income that maintains its purchasing power is to combine bonds and a gold overlay within one portfolio. The Index seeks to provide 100% exposure to the U.S. dollar-denominated investment grade corporate bond sector (the “Bond Component”) plus a gold inflation hedge with a notional value designed to correspond to the value of the Bond Component, with such notional value reset on a monthly basis (the “Gold Hedge Component”). The Bond Index aims to mirror the performance of investment grade corporate bonds issued in U.S. dollars. The Gold Hedge Index tracks the performance of the near month gold futures contracts listed on the Chicago Mercantile Exchange.

For the fiscal year ended April 30, 2023, GLDB generated a total return of +0.09% at net asset value and -0.79% at market value. During this same period, the Fund’s benchmark and underlying index, the Solactive Gold Backed Bond Index, returned -0.35%.

The Fund’s exposure to gold futures contracts was the primary source of positive contribution during the fiscal year. We continue to believe that an investment in gold can potentially provide a hedge against inflation for a bond. The best performing bonds during the fiscal year were BA 5.15 05/01/30 (CUSIP: 097023CY9, Sector: Industrials), ORCL 5 ⅜ 07/15/40 (CUSIP: 68389XAM7, Sector: Information Technology), ABIBB 4.7 02/01/36 (CUSIP: 03522AAH3, Sector: Consumer Staples), PCG 4.55 07/01/30 (CUSIP: 694308JM0, Sector: Utilities) and GE 5 ⅞ 01/14/38 (CUSIP: 36962G3P7, Sector: Industrials). The worst performing bonds were VZ 4.522 09/15/48 (CUSIP: 92343VCX0, Sector: Communication Services), DOW 3.6 11/15/50 (CUSIP: 260543DD2, Sector: Materials), NTRS 1.95 05/01/30 (CUSIP: 665859AV6, Sector: Financials), RDSALN 6 ⅜ 12/15/38 (CUSIP: 822582AD4, Sector: Energy) and HD 5 ⅞ 12/16/36 (CUSIP: 437076AS1, Sector: Consumer Discretionary).

We appreciate your confidence and continued interest in the Fund.

Sincerely,

David Miller and Charles Ashley

Co-Portfolio Managers

Strategy Shares Gold-Hedged Bond ETF

The views and opinions expressed in management’s discussion of Fund performance are those of Rational Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Rational Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Must be preceded or accompanied by a prospectus.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund is distributed by Foreside Fund Services, LLC.

4 | Annual Shareholder Report

Strategy Shares Gold-Hedged Bond ETF (Unaudited) (Continued)

Investment Objective

Strategy Shares Gold-Hedged Bond ETF seeks to provide investment returns that correspond, before fees and expenses, to the performance of the Solactive Gold Backed Bond Index.

Fund Performance (as of 4/30/23)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Strategy Shares Gold-Hedged Bond ETF - Total Return (at Net Asset Value)(c)	0.09%	-6.26%	0.79%	0.79%
Strategy Shares Gold-Hedged Bond ETF - Total Return (at Market Value)(d)	-0.79%	-6.26%	0.79%	0.79%
Solactive Gold-Backed Bond Index(e)	-0.35%	-4.92%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares Gold-Hedged Bond ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2022. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2023 can be found in the Financial Highlights.
(b)	Commencement of operations: May 17, 2021.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(e)	Solactive Gold-Backed Bond Index replicates the performance of a hypothetical investment in the Investment Grade Corporate Bond Sector, with the return stream denominated in Gold rather than dollars. The index consists of a 1x exposure to the Investment Grade Corporate Bond Sector along with a 1x exposure to the Gold Sector. An investor cannot invest directly in an index.

Annual Shareholder Report | 5

Strategy Shares Nasdaq 7HANDL™ Index ETF (Unaudited)	April 30, 2023

Management’s Discussion of Fund Performance

Dear Shareholder:

Income Investors who focus purely on yield when evaluating potential investments do so at their own risk. Metrics that fail to incorporate risk are not meaningful when used to compare duration-managed bond pools, multi-asset income funds, REITS, MLPS, and high dividend stocks. The HANDLS™ solution uses the teachings of modern portfolio theory to seek to deliver income-oriented investment solutions to investors. By building well-diversified, balanced portfolios of low-cost ETFs and using moderate amounts of leverage to achieve enhanced returns, investors seeking income can seek to minimize the idiosyncratic risk posed by concentrated investments and earn higher risk-adjusted returns.

The Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL) seeks investment results that correlate generally, before fees and expenses, to the price and yield performance of the NASDAQ 7 HANDL™ Index, which has the goal but not the guarantee, of achieving a total return sufficient, over time and after expenses, to support a seven percent (7.0%) annual distribution rate. Nasdaq HANDLS™ Indexes have risk characteristics similar to the broad US capital markets and can be expected to generally rise and fall with prevailing market conditions. For the fiscal year ended April 30, 2023, HNDL generated a total return of -1.83% at net asset value and -2.19% at market value. During this same period, the Fund’s underlying index, the Nasdaq 7HANDL™ Index, returned ¬-0.37%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -0.43%.

In order to allow shareholders of the Fund to realize a predictable, but not assured, level of cash flow, HNDL has adopted a policy (which may be modified at any time by its Board of Trustees) to pay monthly distributions on Fund shares at a target rate that represents an annualized payout of approximately 7.0% on the Fund’s per-share net asset value on the date of a distribution’s declaration. For the fiscal year ended April 30, 2023, HNDL paid out total distributions of $1.44 per share between May 2022 and April 2023, during which period the average NAV on the distribution calculation date was $20.63.

To accomplish its objective, HANDLS™ allocates across 19 exchange-traded Funds (“ETFs”) and is split into two components, with a 50% allocation to fixed income and equity ETFs (the “Core Portfolio”) and a 50% allocation to ETFs of 12 asset categories using a proprietary Nasdaq Dorsey Wright algorithm (the “Explore Portfolio”) that have historically provided high levels of income. Because the Index is comprised of securities issued by other investment companies, HNDL operates as a “fund of funds.”

For the year, the five best performing holdings were:	Category	Return
Alerian MLP ETF (AMLP)	US Alternative	11.32%
JPMorgan Equity Premium Income ETF (JEPI)	US Alternative	5.83%
Vanguard Dividend Appreciation ETF (VIG)	US Equity	4.54%
Invesco QQQ Trust Series 1 (QQQ)	US Equity	3.76%
iShares Core S&P 500 ETF (IVV)	US Equity	2.70%

And the five weakest performing holdings were:	Category	Return
Schwab U.S. REIT ETF (SCHH)	US Equity	-16.09%
Global X US Preferred ETF (PFFD)	US Fixed Income	-2.52%
WisdomTree US Efficient Core Fund (NTSX)	US Blend	-1.09%
iShares MBS ETF (MBB)	US Fixed Income	-0.76%
Vanguard Mortgage-Backed Securities ETF (VMBS)	US Fixed Income	-0.69%

6 | Annual Shareholder Report

Strategy Shares Nasdaq 7HANDL™ Index ETF (Unaudited) (Continued)

Investors have different risk appetites, but we believe diversification remains the best path to high risk-adjusted returns. Recently, we launched the Strategy Shares Nasdaq 5HANDL™ Index ETF (FIVR), a complement to our 7HANDL Index ETF (HNDL). Both the 5HANDL™ and 7HANDL™ ETF seek to deliver high current income using a common, well-diversified portfolio seeking high risk-adjusted returns. The primary difference is that the 5HANDL ETF uses no leverage, pays a lower managed distribution, and, by design, is expected to experience about 23% less volatility.

For investors looking to fund their day-to-day lives, we believe HANDLS™ offers a better approach; one that focuses on maximizing risk-adjusted returns, and manufacturing a distribution. High managed distribution rates provide an additional benefit to investors by minimizing the need to manage cash reserves and make piecemeal asset sales to finance lifestyle needs.

We are pleased with the Fund’s performance relative to its benchmark and remain convinced that Investors are best served by relying upon diversified portfolios to maximize risk-adjusted returns; even when those market returns are negative.

We appreciate your confidence and thank you for your continued interest in the Fund.

Sincerely,

David Miller and Charles Ashley

Portfolio Manager

Nasdaq 7HANDL™ Index ETF

The views and opinions expressed in management’s discussion of Fund performance are those of Rational Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Rational Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Must be preceded or accompanied by a prospectus.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund is distributed by Foreside Fund Services, LLC.

Annual Shareholder Report | 7

Strategy Shares Nasdaq 7HANDL™ Index ETF (Unaudited) (Continued)

Investment Objective

Strategy Shares Nasdaq 7HANDL™ Index ETF seeks to achieve investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDL™ Index.

Fund Performance (as of 4/30/23)

	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Inception(b)	Gross	Net
Strategy Shares Nasdaq 7HANDL™ Index ETF - Total Return (at Net Asset Value)(c)	-1.83%	3.96%	3.15%	0.98%	0.98%
Strategy Shares Nasdaq 7HANDL™ Index ETF - Total Return (at Market Value)(d)	-2.19%	3.87%	3.11%	0.98%	0.98%
Nasdaq 7HANDL™ Index	-0.37%	5.43%	4.62%	N/A	N/A
Bloomberg U.S. Aggregate Bond Index(e)	-0.43%	1.18%	0.78%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares Nasdaq 7HANDL™ Index ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2022. However, the Advisor has agreed to contractual waivers in effect through August 31, 2023 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2023 can be found in the Financial Highlights.
(b)	Commencement of operations: January 16, 2018.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(e)	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and collateralized mortgage-backed securities (agency and non-agency). An investor cannot invest directly in an index.

8 | Annual Shareholder Report

Strategy Shares Halt Climate Change ETF (Unaudited)	April 30, 2023

Management’s Discussion of Fund Performance

Dear Shareholder,

The Strategy Shares Halt Climate Change ETF invests in companies that, in our view, are committed to curbing or mitigating the deleterious effects of climate change. Strategy Shares invests profits into private initiatives focused on halting and reversing the impact of climate change on behalf of the Fund. The Fund invests in the equity securities of climate conscious and environmentally friendly companies with clear sustainability goals. We believe that investing in an ETF that not only screens for climate conscious companies but also takes an active approach in reversing climate change through outside initiatives is an important way to help in the fight for carbon neutrality.

For the fiscal year ended April 30, 2023, NZRO generated a total return of -0.82% at net asset value and -3.66% at market value. During this same period, the Fund’s benchmark, the Russell 3000 Index, returned +1.50%. During the period, the Fund maintained a large exposure to Information Technology and Health Care companies. The Fund’s overweight exposure to Industrials and underweight exposure to Energy, because of the Fund’s objective, contributed to the underperformance relative to the benchmark.

The Fund’s exposure to alternative energy and information technology equities was the primary source of positive performance during the fiscal year. We continue to remain allocated to a wide range of companies with direct net zero commitments that meet our rigorous green criteria. The best performing holdings were Array Technologies Inc (Ticker: ARRY, Sector: Industrials), First Solar Inc (Ticker: FSLR, Sector: Information Technology), Maxeon Solar Technologies Ltd (Ticker: MAXN, Sector: Information Technology), Shoals Technologies Group Inc (Ticker: SHLS, Sector: Industrials) and Fluence Energy Inc (Ticker: FLNC, Sector: Industrials). The worst performing holdings were Arcimoto Inc (Ticker: FUV, Sector: Consumer Discretionary), Nikola Corp (Ticker: NKLA, Sector: Industrials), Canoo Inc (Ticker: GOEV, Sector: Consumer Discretionary), Aemetis Inc (Ticker: AMTX, Sector: Energy) and Enviva Inc (Ticker: EVA, Sector: Energy).

We are optimistic regarding the potential for future performance of our portfolio, as we believe our investments in companies that are working to be active leaders in the fight against climate change are well-positioned for the future. We appreciate your confidence and continued interest in the Fund.

Sincerely,

David Miller and Charles Ashley

Portfolio Managers

Strategy Shares Halt Climate Change ETF

The views and opinions expressed in management’s discussion of Fund performance are those of Rational Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Rational Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Must be preceded or accompanied by a prospectus.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund is distributed by Foreside Fund Services, LLC.

Annual Shareholder Report | 9

Strategy Shares Halt Climate Change ETF (Unaudited) (Continued)

Investment Objective

Strategy Shares Halt Climate Change ETF seeks long-term capital appreciation.

Fund Performance (as of 4/30/23)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Strategy Shares Halt Climate Change ETF - Total Return (at Net Asset Value)(c)	-0.82%	-12.66%	0.95%	0.95%
Strategy Shares Halt Climate Change ETF - Total Return (at Market Value)(d)	-3.66%	-12.71%	0.95%	0.95%
Russell 3000 Index(e)	1.50%	-8.08%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares Halt Climate Change ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2022. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2023 can be found in the Financial Highlights.
(b)	Commencement of operations: January 10, 2022.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(e)	The Russell 3000 Index is a market-capitalization-weighted equity index maintained by FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks, which represent about 97% of all U.S.-incorporated equity securities. An investor cannot invest directly in an index.

10 | Annual Shareholder Report

Strategy Shares Newfound/ReSolve Robust Momentum ETF (Unaudited)	April 30, 2023

Management’s Discussion of Fund Performance

Dear Shareholder,

The Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO) seeks to provide investment returns that correspond, before fees and expenses, to the performance of the Newfound/ReSolve Robust Equity Momentum Index. The Index generally consists of exchange traded funds (ETFs) that track regional equity indices, representative of U.S. equities, developed international equities and emerging market equities, as well as ETFs that track U.S. Treasury market indices. Because the Index is comprised of securities issued by other investment companies, ROMO operates as a “fund of funds.”

For the fiscal year ended April 30, 2023, ROMO generated a total return of -0.89% at net asset value and -1.04% at market value. During this same period, the Fund’s underlying index, the Newfound/ReSolve Robust Equity Momentum Index, returned -0.09% and the Fund’s benchmark, the S&P Target Risk Growth Index, returned +1.99%.

The Fund’s exposure to intermediate-term US treasury ETFs was the primary source of underperformance relative to its benchmark during the fiscal year. The negative trend in the equity markets for most of the trailing year positioned the Fund with a heavier allocation to treasury ETFs and limited the Fund’s allocations to equity ETFs. The best performing holdings were iShares Core MSCI EAFE ETF (Ticker: IEFA, Category: International Equity), iShares Core S&P 500 ETF (Ticker: IVV, Category: US Equity) and iShares 1-3 Year Treasury Bond ETF (Ticker: SHY, Category: US Fixed Income). The worst performing holding was iShares 7-10 Year Treasury Bond ETF (Ticker: IEF, Category: US Fixed Income).

We are pleased with the performance of the Fund and its underlying index. We appreciate your confidence and continued interest in the Fund.

Sincerely,

David Miller & Charles Ashley

Co-Portfolio Managers

Strategy Shares Newfound/ReSolve Robust Momentum ETF

The views and opinions expressed in management’s discussion of Fund performance are those of Rational Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Rational Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Must be preceded or accompanied by a prospectus.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund is distributed by Foreside Fund Services, LLC.

Annual Shareholder Report | 11

Strategy Shares Newfound/ReSolve Robust Momentum ETF (Unaudited) (Continued)

Investment Objective

Strategy Shares Newfound/ReSolve Robust Momentum ETF seeks to provide investment returns that correspond, before fees and expenses, to the performance of the Newfound/ReSolve Robust Equity Momentum Index.

Fund Performance (as of 4/30/23)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Strategy Shares Newfound/ReSolve Robust Momentum ETF - Total Return (at Net Asset Value)(c)	-0.89%	1.38%	0.94%	0.87%
Strategy Shares Newfound/ReSolve Robust Momentum ETF - Total Return (at Market Value)(d)	-1.04%	1.37%	0.94%	0.87%
Newfound/ReSolve Robust Equity Momentum Index	-0.09%	1.65%	N/A	N/A
S&P Target Risk Growth Index(e)	1.99%	4.34%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares Newfound/ReSolve Robust Momentum ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2022. However, the Advisor has agreed to contractual waivers in effect through August 31, 2023 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2023 can be found in the Financial Highlights.
(b)	Commencement of operations: November 1, 2019.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(e)	The S&P Target Risk Growth Index is designed to measure the performance of equity allocations, while seeking to provide limited fixed income exposure to diversify risk. An investor cannot invest directly in an index.

12 | Annual Shareholder Report

Expense Examples (Unaudited)	April 30, 2023

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at November 1, 2022 and held through the period ended April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23(1)	Actual Expenses Paid During the Period(2)	Hypothetical Expenses Paid During the Period(1)(2)	Annualized Net Expense Ratio During the Period
Strategy Shares Nasdaq 5HANDL™ Index ETF (FIVR)	$1,000.00	$1,062.80	$1,021.27	$3.63	$3.56	0.71%
Strategy Shares Gold-Hedged Bond ETF (GLDB)	1,000.00	1,286.60	1,020.88	4.48	3.96	0.79%
Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)	1,000.00	1,071.10	1,020.88	4.06	3.96	0.79%
Strategy Shares Halt Climate Change ETF (NZRO)	1,000.00	996.70	1,020.08	4.70	4.76	0.95%
Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)	1,000.00	1,057.60	1,021.03	3.88	3.81	0.76%

(1)	Represents the hypothetical 5% annual return before expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half year period).

Annual Shareholder Report | 13

Strategy Shares Nasdaq 5HANDL™ Index ETF (FIVR)	April 30, 2023

Portfolio of Investments Summary Table

Percentage of Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2023, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value
Exchange-Traded Funds — 99.7%
4,180	Alerian MLP ETF	$164,065
948	Dimensional Core Fixed Income ETF	40,404
3,380	Fidelity MSCI Utilities Index ETF	150,376
4,744	Global X U.S. Preferred ETF	94,548
488	Invesco QQQ Trust	157,409
1,000	Invesco Taxable Municipal Bond ETF	27,030
1,512	iShares Broad USD High Yield Corporate Bond ETF	53,585
124	iShares Core S&P 500 ETF	51,790
2,460	iShares Core U.S. Aggregate Bond ETF	245,902
140	iShares MBS ETF	13,283
2,220	JPMorgan Equity Premium Income ETF	122,988
5,220	Schwab U.S. Aggregate Bond ETF	245,653
1,084	Schwab U.S. Large-Cap ETF	53,105
4,144	Schwab U.S. REIT ETF	80,974
872	Vanguard Dividend Appreciation ETF	137,401
836	Vanguard Intermediate-Term Corporate Bond ETF	67,340
136	Vanguard S&P 500 ETF	51,959
3,320	Vanguard Total Bond Market ETF	245,946
3,072	WisdomTree U.S. Efficient Core Fund	109,117
Total Exchange-Traded Funds (Cost $2,224,581)		$2,112,875
Total Investments — 99.7% (Cost $2,224,581)		$2,112,875
Other Assets less Liabilities — 0.3%		5,684

Net Assets — 100.0%		$2,118,559

ETF — Exchange-Traded Fund

MBS — Mortgage-Backed Security

MLP — Master Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard and Poor’s

USD — United States Dollar

(See notes which are an integral part of the Financial Statements)

14 | Annual Shareholder Report

Strategy Shares Gold-Hedged Bond ETF (GLDB)	April 30, 2023

Portfolio of Investments Summary Table

Percentage of Value
Communication Services	11.2%
Consumer Discretionary	6.1%
Consumer Staples	12.8%
Energy	5.2%
Financials	26.4%
Health Care	8.5%
Industrials	8.5%
Information Technology	8.3%
Materials	3.1%
Real Estate	3.8%
Utilities	6.1%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2023, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments*

Principal Amount		Value
Corporate Bonds — 74.9%
Communication Services — 6.3%
$532,000	Verizon Communications, Inc., 4.52%, 9/15/48	$480,921
504,000	Walt Disney Co. (The), 2.65%, 1/13/31	446,751
		927,672
Consumer Discretionary — 4.9%
448,000	Amazon.com, Inc., 1.50%, 6/03/30	374,471
308,000	Home Depot, Inc. (The), 5.88%, 12/16/36	347,399
		721,870
Consumer Staples — 10.2%
476,000	Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/01/36	478,893
392,000	BAT Capital Corp., 3.56%, 8/15/27	366,850
420,000	Coca-Cola Co. (The), 1.38%, 3/15/31	344,357
364,000	Costco Wholesale Corp., 1.60%, 4/20/30	309,614
		1,499,714
Energy — 4.1%
364,000	Chevron Corp., 2.24%, 5/11/30	324,484
336,000	MPLX LP, 2.65%, 8/15/30	287,083
		611,567
Financials — 18.6%
140,000	Capital One Financial Corp., 3.80%, 1/31/28	130,777
476,000	Citigroup, Inc., 4.41%, 3/31/31	454,453
364,000	Fiserv, Inc., 3.50%, 7/01/29	339,041
504,000	Goldman Sachs Group, Inc. (The), 1.99%, 1/27/32	403,534
448,000	JPMorgan Chase & Co., 4.49%, 3/24/31	436,466
392,000	MetLife, Inc., 4.55%, 3/23/30	392,873
168,000	Northern Trust Corp., 1.95%, 5/01/30	142,104
476,000	Wells Fargo & Co., 3.00%, 10/23/26	447,958
		2,747,206

Principal Amount		Value
Health Care — 6.8%
$392,000	AbbVie, Inc., 3.20%, 11/21/29	$362,238
308,000	Amgen, Inc., 2.20%, 2/21/27	284,947
364,000	CVS Health Corp., 4.30%, 3/25/28	359,543
		1,006,728
Industrials — 6.9%
392,000	Boeing Co. (The), 5.15%, 5/01/30	395,017
280,000	General Electric Co., 5.88%, 1/14/38	306,847
308,000	Southwest Airlines Co., 5.13%, 6/15/27	310,491
		1,012,355
Information Technology — 6.6%
336,000	Apple, Inc., 3.35%, 2/09/27	328,335
336,000	Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.88%, 1/15/27	326,463
336,000	Oracle Corp., 5.38%, 7/15/40	323,695
		978,493
Materials — 2.5%
252,000	Dow Chemical Co. (The), 3.60%, 11/15/50	192,029
196,000	Sherwin-Williams Co. (The), 2.95%, 8/15/29	177,278
		369,307
Real Estate — 3.1%
504,000	Equinix, Inc., 3.20%, 11/18/29	452,681
Utilities — 4.9%
448,000	NextEra Energy Capital Holdings, Inc., 2.25%, 6/01/30	380,274
364,000	Pacific Gas and Electric Co., 4.55%, 7/01/30	338,272
		718,546
Total Corporate Bonds (Cost $11,589,683)		$11,046,139

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 15

Strategy Shares Gold-Hedged Bond ETF (GLDB) (Continued)	April 30, 2023

Principal Amount		Value
Yankee Dollars — 5.1%
Communication Services — 2.7%
$308,000	Orange SA, 9.00%, 3/01/31	$388,902
Financials — 2.4%
308,000	Shell International Finance BV, 6.38%, 12/15/38	358,629
Total Yankee Dollars (Cost $796,172)		$747,531
Total Investments — 80.0%
(Cost $12,385,855)		$11,793,670
Other Assets less Liabilities — 20.0%		2,953,043

Net Assets — 100.0%		$14,746,713

*	Portfolio of Investments is presented on a consolidated basis. See Note 2.A. in the Notes to Financial Statements.

LLC — Limited Liability Corporation

LP — Limited Partnership

Total Return Swap Agreements

Pay/ Receive	Financing Rate	Description	Counterparty	Payment Frequency	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Receive	Effective Federal Funds Rate(a) + 85 bps	iShares Gold Trust	BNP Paribas SA	Monthly	5/23/23	$15,594,370	$(64,801)

Receive	Effective Federal Funds Rate(a) + 85 bps	iShares IBoxx $ Investment Grade Corporate Bond	BNP Paribas SA	Monthly	5/23/23	2,598,304	29,149
							$(35,652)

(a)	The Effective Federal Funds Rate at April 30, 2023 was 4.83%.

SA — Societe Anonyme (French public limited company)

The derivative instruments outstanding as of April 30, 2023, as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on swaps during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

(See notes which are an integral part of the Financial Statements)

16 | Annual Shareholder Report

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)	April 30, 2023

Portfolio of Investments Summary Table

Percentage of Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2023, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value
Exchange-Traded Funds — 89.8%
1,915,263	Alerian MLP ETF	$75,174,073
434,805	Dimensional Core Fixed Income ETF	18,531,389
1,548,330	Fidelity MSCI Utilities Index ETF	68,885,202
2,176,146	Global X U.S. Preferred ETF	43,370,590
224,826	Invesco QQQ Trust	72,519,875
458,136	Invesco Taxable Municipal Bond ETF	12,383,416
693,567	iShares Broad USD High Yield Corporate Bond ETF	24,580,014
57,267	iShares Core S&P 500 ETF	23,918,135
1,126,251	iShares Core U.S. Aggregate Bond ETF	112,580,050
63,630	iShares MBS ETF	6,037,214
1,015,959	JPMorgan Equity Premium Income ETF	56,284,129
2,392,488	Schwab U.S. Aggregate Bond ETF	112,590,485
496,314	Schwab U.S. Large-Cap ETF	24,314,423
1,898,295	Schwab U.S. REIT ETF	37,092,684
400,869	Vanguard Dividend Appreciation ETF	63,164,928
383,901	Vanguard Intermediate-Term Corporate Bond ETF	30,923,226
63,630	Vanguard S&P 500 ETF	24,309,842
1,520,757	Vanguard Total Bond Market ETF	112,657,678
1,408,344	WisdomTree U.S. Efficient Core Fund	50,024,379
Total Exchange-Traded Funds (Cost $1,031,232,135)		$969,341,732
Total Investments — 89.8% (Cost $1,031,232,135)		$969,341,732
Other Assets less Liabilities — 10.2%		110,099,716

Net Assets — 100.0%		$1,079,441,448

ETF — Exchange-Traded Fund

MBS — Mortgage-Backed Security

MLP — Master Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard and Poor’s

USD — United States Dollar

Total Return Swap Agreements

Pay/ Receive	Financing Rate	Description	Counterparty	Payment Frequency	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Receive	Effective Federal Funds Rate(a) + 85 bps	Nasdaq 7HANDL™ Index	BNP Paribas SA	Monthly	1/12/24	$428,246,945	$1,225,053

(a)	The Effective Federal Funds Rate at April 30, 2023 was 4.83%.

SA — Societe Anonyme (French public limited company)

The derivative instruments outstanding as of April 30, 2023, as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on swaps during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 17

Strategy Shares Halt Climate Change ETF (NZRO)	April 30, 2023

Portfolio of Investments Summary Table

Percentage of Value
Communication Services	6.0%
Consumer Discretionary	2.2%
Consumer Staples	4.5%
Energy	0.3%
Financials	6.3%
Health Care	24.6%
Industrials	15.8%
Information Technology	28.5%
Materials	1.9%
Real Estate	0.6%
Utilities	9.3%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2023, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value
Common Stocks — 96.1%
Communication Services — 5.9%
200	Alphabet, Inc., Class C †	$21,644
98	Meta Platforms, Inc., Class A †	23,551
46	Netflix, Inc. †	15,177
		60,372
Consumer Discretionary — 2.1%
6	Arcimoto, Inc. †	9
1,366	Canoo, Inc. †	1,031
590	Fisker, Inc. †	3,800
96	Tesla, Inc. †	15,774
910	Workhorse Group, Inc. †	857
		21,471
Consumer Staples — 4.3%
126	Beyond Meat, Inc. †	1,706
88	Ingredion, Inc.	9,343
90	McCormick & Co., Inc.	7,907
476	Unilever PLC ADR	26,432
		45,388
Energy — 0.3%
278	Aemetis, Inc. †	617
120	Enviva, Inc.	2,580
		3,197
Financials — 6.1%
180	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,108
68	Mastercard, Inc., Class A	25,842
10	MSCI, Inc.	4,825
116	Visa, Inc., Class A	26,997
		62,772
Health Care — 23.6%
188	Abbott Laboratories	20,768
188	AbbVie, Inc.	28,411
112	Amgen, Inc.	26,851
102	Baxter International, Inc.	4,863
126	Beam Therapeutics, Inc. †	3,869
404	Boston Scientific Corp. †	21,057

Shares		Value
Common Stocks — (Continued)
Health Care — (Continued)
140	Edwards Lifesciences Corp. †	$12,317
240	Gilead Sciences, Inc.	19,730
66	IQVIA Holdings, Inc. †	12,424
118	Moderna, Inc. †	15,681
460	Pfizer, Inc.	17,889
72	The Cigna Group	18,237
56	UnitedHealth Group, Inc.	27,557
26	Waters Corp. †	7,809
22	West Pharmaceutical Services, Inc.	7,947
		245,410
Industrials — 15.1%
128	Ameresco, Inc., Class A †	5,325
254	Aris Water Solution, Inc., Class A	1,847
618	Array Technologies, Inc. †	12,639
748	Ballard Power Systems, Inc. †	3,306
370	Blink Charging Co. †	2,638
458	Bloom Energy Corp., Class A †	7,626
108	Casella Waste Systems, Inc. †	9,612
518	Chargepoint Holdings, Inc. †	4,491
22	Cintas Corp.	10,026
478	Emeren Group, Ltd. ADR †	1,950
112	EnerSys	9,293
318	Fluence Energy, Inc. †	5,743
910	Freyr Battery SA †	6,434
1,696	FuelCell Energy, Inc. †	3,188
386	GreenPower Motor Co., Inc. †	1,089
98	Heritage-Crystal Clean, Inc. †	3,426
216	Johnson Controls International PLC	12,925
86	ManpowerGroup, Inc.	6,511
860	Nikola Corp. †	762
348	Plug Power, Inc. †	3,142
408	Shoals Technologies Group, Inc., Class A †	8,523
152	Stericycle, Inc. †	6,939
456	SunPower Corp. †	6,028
276	Sunrun, Inc. †	5,807

(See notes which are an integral part of the Financial Statements)

18 | Annual Shareholder Report

Strategy Shares Halt Climate Change ETF (NZRO) (Continued)	April 30, 2023

Shares		Value
Common Stocks — (Continued)
Industrials — (Continued)
1,076	Sunworks, Inc. †	$873
218	TPI Composites, Inc. †	2,694
46	Watts Water Technologies, Inc.	7,440
76	Xylem, Inc.	7,891
		158,168
Information Technology — 27.4%
50	Adobe, Inc. †	18,878
188	Apple, Inc.	31,900
64	Autodesk, Inc. †	12,467
296	Canadian Solar, Inc. †	11,076
418	Cisco Systems, Inc.	19,751
60	Enphase Energy, Inc. †	9,852
104	First Solar, Inc. †	18,988
30	Gartner, Inc. †	9,074
44	Intuit, Inc.	19,534
46	Keysight Technologies, Inc. †	6,653
242	Maxeon Solar Technologies, Ltd. †	6,803
104	Microsoft Corp.	31,955
94	NetApp, Inc.	5,912
290	Oracle Corp.	27,469
112	Salesforce, Inc. †	22,217
44	ServiceNow, Inc. †	20,214
36	SolarEdge Technologies, Inc. †	10,283
		283,026
Materials — 1.8%
74	Ecolab, Inc.	12,420
1,016	PureCycle Technologies, Inc. †	6,675
		19,095
Real Estate — 0.6%
82	CBRE Group, Inc., Class A †	6,286
Utilities — 8.9%
52	American Water Works Co., Inc.	7,710
260	Atlantica Sustainable Infrastructure PLC	6,921
262	Brookfield Renewable Corp., Class A	8,753
130	California Water Service Group	7,290
262	Clearway Energy, Inc., Class C	7,957
188	Global Water Resources, Inc.	2,062
902	Montauk Renewables, Inc. †	5,998
114	NextEra Energy Partners LP	6,556
298	NextEra Energy, Inc.	22,836
116	Ormat Technologies, Inc.	9,955
374	Sunnova Energy International, Inc. †	6,717
		92,755
Total Common Stocks (Cost $1,194,729)		$997,940
Total Investments — 96.1%
(Cost $1,194,729)		$997,940
Other Assets less Liabilities — 3.9%		40,807

Net Assets — 100.0%		$1,038,747

ADR — American Depositary Receipt

LP — Limited Partnership

PLC — Public Liability Company

†	Non-income producing security

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 19

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)	April 30, 2023

Portfolio of Investments Summary Table

Percentage of Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2023, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value
Exchange-Traded Funds — 99.8%
72,688	iShares 1-3 Year Treasury Bond ETF	$5,973,500
36,883	iShares 7-10 Year Treasury Bond ETF	3,678,342
543,620	iShares Core MSCI EAFE ETF	37,384,746
5,236	iShares Core S&P 500 ETF	2,186,868
Total Exchange-Traded Funds (Cost $47,062,943)		$49,223,456
Total Investments — 99.8% (Cost $47,062,943)		$49,223,456
Other Assets less Liabilities — 0.2%		124,407

Net Assets — 100.0%		$49,347,863

ETF — Exchange-Traded Fund

MSCI EAFE — MSCI Europe, Australasia and Far East

S&P — Standard and Poor’s

(See notes which are an integral part of the Financial Statements)

20 | Annual Shareholder Report

Statements of Assets and Liabilities	April 30, 2023

	Strategy Shares Nasdaq 5HANDL™ Index ETF (FIVR)		Strategy Shares Gold-Hedged Bond ETF (GLDB)(a)	Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)
Assets:
Investments, at value (Cost $2,224,581, $12,385,855 and $1,031,232,135)	$2,112,875		$11,793,670	$969,341,732
Cash and Cash Equivalents	13,447		1,865,746	54,986,959
Segregated cash balances for swap agreements with custodian	-		1,010,000	55,000,000
Dividends and interest receivable	-		122,686	-
Receivable for investments sold	-		-	2,285,105
Unrealized appreciation on swap agreements	-		29,149	1,225,053
Receivable from Advisor	9,668		-	-
Prepaid expenses	5,428		-	42,013
Total Assets	2,141,418		14,821,251	1,082,880,862
Liabilities:
Payable for capital shares redeemed	-		-	2,545,085
Unrealized depreciation on swap agreements	-		64,801	-
Payable to counterparties for swap agreements	-		-	82,189
Accrued expenses:
Advisory	-		9,737	537,338
Administration	3,368		-	33,874
Related parties	2,500		-	26,259
Compliance services	-	(b)	-	2
Custodian	93		-	4,526
Fund accounting	29		-	29
Other	16,869		-	210,112
Total Liabilities	22,859		74,538	3,439,414
Net Assets	$2,118,559		$14,746,713	$1,079,441,448
Net Assets consist of:
Paid in Capital	$2,400,519		$15,793,774	$1,235,219,219
Total Distributable Earnings / (Loss)	(281,960)		(1,047,061)	(155,777,771)
Net Assets	$2,118,559		$14,746,713	$1,079,441,448

Net Assets:	$2,118,559		$14,746,713	$1,079,441,448
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	100,000		700,000	53,025,000
Net Asset Value (offering and redemption price per share):	$21.19		$21.07	$20.36

(a)	Statement has been consolidated. See Note 2.A. in the Notes to Financial Statements for the basis of consolidation.
(b)	Amount is less than $0.50.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 21

Statements of Assets and Liabilities	April 30, 2023

	Strategy Shares Halt Climate Change (NZRO)	Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)
Assets:
Investments, at value (Cost $1,194,729 and $47,062,943)	$997,940	$49,223,456
Cash and Cash Equivalents	41,211	158,578
Dividends and interest receivable	417	-
Prepaid expenses	-	4,288
Total Assets	1,039,568	49,386,322
Liabilities:
Accrued expenses:
Advisory	821	13,420
Administration	-	5,400
Related parties	-	2,500
Custodian	-	264
Fund accounting	-	5
Other	-	16,870
Total Liabilities	821	38,459
Net Assets	$1,038,747	$49,347,863
Net Assets consist of:
Paid in Capital	$1,250,686	$51,763,172
Total Distributable Earnings / (Loss)	(211,939)	(2,415,309)
Net Assets	$1,038,747	$49,347,863

Net Assets:	$1,038,747	$49,347,863
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	50,000	1,925,000
Net Asset Value (offering and redemption price per share):	$20.77	$25.64

(See notes which are an integral part of the Financial Statements)

22 | Annual Shareholder Report

Statements of Operations	For the Periods Indicated

	Strategy Shares Nasdaq 5HANDL™ Index ETF (FIVR)	Strategy Shares Gold-Hedged Bond ETF (GLDB)(a)	Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)
	Year Ended April 30, 2023	Year Ended April 30, 2023	Year Ended April 30, 2023
Investment Income:
Dividend income	$81,916	$-	$38,056,294
Interest income	-	468,235	8,133
Total Investment Income	81,916	468,235	38,064,427
Expenses:
Advisory	10,869	108,857	7,401,121
Administration	31,313	-	439,712
Related parties	30,000	-	341,773
Fund accounting	340	-	333
Custodian	452	-	58,566
Trustee	15,451	-	15,451
Compliance services	7,936	-	39,174
Legal and audit	29,716	-	142,703
Printing	3,616	-	494,081
Nasdaq licensing	1,181	-	616,212
Other fees	4,980	-	58,334
Offering costs	4,082	-	-
Total Expenses before fee reductions	139,936	108,857	9,607,460
Expenses contractually waived or reimbursed by the Advisor	(123,173)	-	-
Total Net Expenses	16,763	108,857	9,607,460
Net Investment Income	65,153	359,378	28,456,967
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	(137,562)	(419,224)	(79,253,310)
Net realized gains (losses) from in-kind transactions	12,807	-	(3,473,331)
Net realized gains (losses) from swap agreements	-	(878,240)	(54,198,122)
Change in unrealized appreciation/depreciation on investments	71,610	208,966	37,069,325
Change in unrealized appreciation/depreciation on swap agreements	-	708,007	31,089,734
Net Realized and Unrealized Gains (Losses)	(53,145)	(380,491)	(68,765,704)
Change in Net Assets Resulting From Operations	$12,008	$(21,113)	$(40,308,737)

(a)	Statement has been consolidated. See Note 2.A. in the Notes to Financial Statements for the basis of consolidation.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 23

Statements of Operations	For the Periods Indicated

	Strategy Shares Halt Climate Change (NZRO)	Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)
	Year Ended April 30, 2023	Year Ended April 30, 2023
Investment Income:
Dividend income	$11,991	$782,225
Foreign tax withholding	(57)	-
Total Investment Income	11,934	782,225
Expenses:
Advisory	10,467	249,497
Administration	-	63,567
Related parties	-	30,000
Fund accounting	-	66
Custodian	-	3,532
Trustee	-	15,451
Compliance services	-	9,147
Legal and audit	-	32,800
Printing	-	6,965
Interest	-	2,647
Other fees	-	9,257
Total Expenses before fee reductions	10,467	422,929
Expenses contractually waived or reimbursed by the Advisor	-	(38,417)
Total Net Expenses	10,467	384,512
Net Investment Income	1,467	397,713
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	(13,065)	(3,719,080)
Net realized gains (losses) from in-kind transactions	(26,957)	319,137
Change in unrealized appreciation/depreciation on investments	32,123	2,431,362
Net Realized and Unrealized Gains (Losses)	(7,899)	(968,581)
Change in Net Assets Resulting From Operations	$(6,432)	$(570,868)

(See notes which are an integral part of the Financial Statements)

24 | Annual Shareholder Report

Statements of Changes in Net Assets

	Strategy Shares Nasdaq 5HANDL™ Index ETF (FIVR)			Strategy Shares Gold-Hedged Bond ETF (GLDB)(a)
	Year Ended April 30, 2023	For the period December 28, 2021(b) through April 30, 2022		Year Ended April 30, 2023	For the period May 17, 2021(b) through April 30, 2022
From Investment Activities:
Operations:
Net investment income	$65,153	$12,118		$359,378	$43,162
Net realized gains (losses) from investment and in-kind transactions and swap agreements	(124,755)	(38,341)		(1,297,464)	153,896
Change in unrealized appreciation/depreciation on investments and swap agreements	71,610	(183,316)		916,973	(1,544,810)
Change in net assets resulting from operations	12,008	(209,539)		(21,113)	(1,347,752)
Distributions to Shareholders:
Total distributions	(78,663)	(37,003	)(c)	(359,378)	(59,219)
Return of Capital	(38,285)	-		(2,645)	-
Change in net assets from distributions	(116,948)	(37,003)		(362,023)	(59,219)
Capital Transactions:
Proceeds from shares issued	507,390	3,030,509		537,760	17,160,835
Cost of shares redeemed	(1,067,858)	-		(537,108)	(624,667)
Change in net assets from capital transactions	(560,468)	3,030,509		652	16,536,168
Change in net assets	(665,408)	2,783,967		(382,484)	15,129,197
Net Assets:
Beginning of period	2,783,967	-		15,129,197	-
End of period	$2,118,559	$2,783,967		$14,746,713	$15,129,197
Share Transactions:
Issued	25,000	125,000		25,000	725,000
Redeemed	(50,000)	-		(25,000)	(25,000)
Change in shares	(25,000)	125,000		-	700,000

(a)	Statement has been consolidated. See Note 2.A. in the Notes to Financial Statements for the basis of consolidation.
(b)	Commencement of operations.
(c)	Subsequent to the issuance of the April 30, 2022 financial statements, $17,288 of the distribution was determined to be a return of capital.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 25

Statements of Changes in Net Assets

	Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)			Strategy Shares Halt Climate Change (NZRO)
	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2023	For the period January 10, 2022(a) through April 30, 2022
From Investment Activities:
Operations:
Net investment income (loss)	$28,456,967	$21,536,618		$1,467	$(183)
Net realized losses from investment and in-kind transactions and swap agreements	(136,924,763)	(13,904,953)		(40,022)	(275)
Change in unrealized appreciation/depreciation on investments and swap agreements	68,159,059	(138,964,528)		32,123	(228,912)
Change in net assets resulting from operations	(40,308,737)	(131,332,863)		(6,432)	(229,370)
Distributions to Shareholders:
Total distributions	(26,016,295)	(80,924,668	)(b)	(3,875)	-
Return of Capital	(60,648,138)	(3,551,942)		-	-
Change in net assets from distributions	(86,664,433)	(84,476,610)		(3,875)	-
Capital Transactions:
Proceeds from shares issued	5,479,291	1,511,516,935		-	1,806,023
Cost of shares redeemed	(287,012,814)	(273,483,325)		(527,599)	-
Change in net assets from capital transactions	(281,533,523)	1,238,033,610		(527,599)	1,806,023
Change in net assets	(408,506,693)	1,022,224,137		(537,906)	1,576,653
Net Assets:
Beginning of period	1,487,948,141	465,724,004		1,576,653	-
End of period	$1,079,441,448	$1,487,948,141		$1,038,747	$1,576,653
Share Transactions:
Issued	250,000	59,425,000		-	75,000
Redeemed	(14,100,000)	(11,000,000)		(25,000)	-
Change in shares	(13,850,000)	48,425,000		(25,000)	75,000

(a)	Commencement of operations.
(b)	Subsequent to the issuance of the April 30, 2022 financial statements, an additional $38,506,295 of the distribution was determined to be a return of capital.

(See notes which are an integral part of the Financial Statements)

26 | Annual Shareholder Report

Statements of Changes in Net Assets

	Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)
	Year Ended April 30, 2023	Year Ended April 30, 2022
From Investment Activities:
Operations:
Net investment income	$397,713	$288,185
Net realized gains (losses) from investment and in-kind transactions	(3,399,943)	2,039,556
Change in unrealized appreciation/depreciation on investments	2,431,362	(4,691,545)
Change in net assets resulting from operations	(570,868)	(2,363,804)
Distributions to Shareholders:
Total distributions	(389,382)	(286,753)
Change in net assets from distributions	(389,382)	(286,753)
Capital Transactions:
Proceeds from shares issued	7,688,411	20,128,765
Cost of shares redeemed	(7,568,347)	(9,611,292)
Change in net assets from capital transactions	120,064	10,517,473
Change in net assets	(840,186)	7,866,916
Net Assets:
Beginning of period	50,188,049	42,321,133
End of period	$49,347,863	$50,188,049
Share Transactions:
Issued	300,000	700,000
Redeemed	(300,000)	(325,000)
Change in shares	-	375,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 27

Financial Highlights	Strategy Shares

	Net Asset Value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses)	Total from investment activities	Distributions from net investment income	Distributions from Return of Capital	Total distributions	Net Asset Value, end of period	Total return at Net Asset Value(b)(c)	Total return at market(b)(d)	Ratio of Net Expenses to Average Net Assets(e)	Ratio of Gross Expenses to Average Net Assets(e)(f)	Ratio of Net Investment Income (Loss) to Average Net Assets(e)	Net Assets at end of period (000’s)	Portfolio turnover (b)(g)
Strategy Shares Nasdaq 5HANDL™ Index ETF (FIVR)
Year Ended April 30, 2023	$22.27	0.58	(0.60)	(0.02)	(0.71)	(0.35)	(1.06)	$21.19	0.04%	(0.15)%	0.71%(h)	5.93%(h)	2.76%	$2,119	53%
December 28, 2021(i) through April 30, 2022	$25.01	0.13	(2.47)	(2.34)	(0.40)(j)	-(j)	(0.40)	$22.27	(9.45)%	(9.33)%	0.71%(h)	6.61%(h)	1.57%	$2,784	58%

Strategy Shares Gold-Hedged Bond ETF (GLDB)(k)
Year Ended April 30, 2023	$21.61	0.51	(0.54)	(0.03)	(0.51)	(0.00)(l)	(0.51)	$21.07	0.09%	(0.79)%	0.79%	0.79%	2.61%	$14,747	11%
May 17, 2021(i) through April 30, 2022	$25.00	0.28	(3.22)	(2.94)	(0.33)	-	(0.33)	$21.61	(11.94)%	(11.17)%	0.78%	0.78%	1.24%	$15,129	-%

Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)
Year Ended April 30, 2023	$22.25	0.48	(0.93)	(0.45)	(0.43)	(1.01)	(1.44)	$20.36	(1.83)%	(2.19)%	0.78%(h)	0.78%(h)	2.31%	$1,079,441	58%
Year Ended April 30, 2022	$25.24	0.45	(1.68)	(1.23)	(1.69)(m)	(0.07)(m)	(1.76)	$22.25	(5.46)%	(5.36)%	0.78%(h)	0.78%(h)	1.81%	$1,487,948	119%
Year Ended April 30, 2021	$23.40	0.45	3.13	3.58	(1.74)	-	(1.74)	$25.24	15.74%	15.86%	0.95%(h)	0.95%(h)	1.82%	$465,724	68%
Year Ended April 30, 2020	$23.70	0.59	0.79	1.38	(1.40)	(0.28)	(1.68)	$23.40	5.98%	5.71%	0.95%(h)	1.40%(h)	2.47%	$19,891	83%
Year Ended April 30, 2019	$23.84	0.56	0.95	1.51	(0.92)	(0.73)	(1.65)	$23.70	6.65%	6.68%	0.95%(h)	2.30%(h)	2.41%	$12,442	118%

Strategy Shares Halt Climate Change ETF (NZRO)
Year Ended April 30, 2023	$21.02	0.03	(0.20)	(0.17)	(0.08)	-	(0.08)	$20.77	(0.82)%	(3.66)%	0.95%	0.95%	0.13%	$1,039	5%
January 10, 2022(i) through April 30, 2022	$24.88	(0.00)(l)	(3.86)	(3.86)	-	-	-	$21.02	(15.51)%	(13.02)%	0.94%	0.94%	(0.05)%	$1,577	0%(n)

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)
Year Ended April 30, 2023	$26.07	0.20	(0.44)	(0.24)	(0.19)	-	(0.19)	$25.64	(0.89)%	(1.04)%	0.76%(h)(o)	0.83%(h)	0.78%	$49,348	246%
Year Ended April 30, 2022	$27.30	0.17	(1.23)	(1.06)	(0.17)	-	(0.17)	$26.07	(3.97)%	(3.79)%	0.75%(h)	0.82%(h)	0.61%	$50,188	221%
Year Ended April 30, 2021	$21.55	0.21	5.78	5.99	(0.24)	(0.00)(l)	(0.24)	$27.30	27.91%	27.64%	0.75%(h)	0.90%(h)	0.88%	$42,321	309%
November 1, 2019(i) through April 30, 2020	$25.15	0.11	(3.56)	(3.45)	(0.15)	-	(0.15)	$21.55	(13.82)%	(13.70)%	0.75%(h)	1.56%(h)	0.94%	$20,472	145%

(See notes which are an integral part of the Financial Statements)

28 | Annual Shareholder Report

Financial Highlights (Continued)	Strategy Shares

(a)	Calculated using the average shares method.
(b)	Not annualized for periods less than one year.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Nasdaq) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(e)	Annualized for periods less than one year.
(f)	Certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover increases/decreases due to change within the portfolio holdings during the period.
(h)	The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. The ratio does not include these indirect fees and expenses.
(i)	Commencement of operations.
(j)	Subsequent to the issuance of the April 30, 2022 financial statements, $0.19 of the distribution was determined to be a return of capital.
(k)	Statement has been consolidated. See Note 2.A. in the Notes to Financial Statements for basis of consolidation.
(l)	Amount is less than ($0.005).
(m)	Subsequent to the issuance of the April 30, 2022 financial statements, an additional $0.81 of the distribution was determined to be a return of capital.
(n)	Amount is less than 0.5%
(o)	Excluding interest expense, the net expense ratio would have been 0.75%.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 29

Notes to Financial Statements	April 30, 2023

(1)	Organization

Strategy Shares (the “Trust”) was organized on September 7, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in eight separate series. The accompanying Financial Statements relate to the following series: Strategy Shares Nasdaq 5HANDL™ Index ETF (FIVR) (“Nasdaq 5HANDL™ Index ETF”), Strategy Shares Gold-Hedged Bond ETF (GLDB) (“Gold-Hedged Bond ETF”), Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL) (“Nasdaq 7HANDL™ Index ETF”), Strategy Shares Halt Climate Change ETF (NZRO) (“Halt Climate Change ETF”), and Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO) (“Newfound/ReSolve Robust Momentum ETF”), (individually referred to as a “Fund,” or collectively as the “Funds”). Nasdaq 5HANDL™ Index ETF, Nasdaq 7HANDL™ Index ETF, and Newfound/ReSolve Robust Momentum ETF are classified as diversified under the 1940 Act, while Gold-Hedged Bond ETF and Halt Climate Change ETF are classified as non-diversified under the 1940 Act. The Funds are passively-managed exchange-traded funds, except for Halt Climate Change ETF, which is actively managed. The investment objective of the Nasdaq 5HANDL™ Index ETF is to seek investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 5HANDL™ Index. The investment objective of the Gold-Hedged Bond ETF is to seek investment results that correlate, before fees and expenses, to the performance of the Solactive Gold-Backed Bond Index. The investment objective of the Nasdaq 7HANDL™ Index ETF is to seek investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7HANDL™ Index. The investment objective of the Halt Climate Change ETF is to seek long-term capital appreciation. The investment objective of the Newfound/ReSolve Robust Momentum ETF is to seek to provide investment returns that correspond, before fees and expenses, to the performance of the Newfound/ReSolve Robust Equity Momentum Index. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

The Nasdaq 7HANDL™ Index ETF commenced operations on January 16, 2018, the Newfound/ReSolve Robust Momentum ETF commenced operations on November 1, 2019, the Gold-Hedged Bond ETF commenced operations on May 17, 2021, the Nasdaq 5HANDL™ Index ETF commenced operations on December 28, 2021, and the Halt Climate Change ETF commenced operations on January 10, 2022.

Shares of the Nasdaq 5HANDL™ Index ETF, Nasdaq 7HANDL™ Index ETF and the Halt Climate Change ETF are listed and traded on the Nasdaq Stock Market (“Nasdaq”). Shares of the Gold-Hedged Bond ETF and Newfound/ReSolve Robust Momentum ETF are listed and traded on the Cboe BZX Exchange, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks, currently 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (“the Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.	Basis of Consolidation

The accompanying Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, and Consolidated Financial Highlights of the Gold-Hedged Bond ETF include the accounts of its wholly owned subsidiary, SSGBI Fund Limited (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands, and primarily invests in gold futures contracts and total return swaps as well as cash and cash equivalents such as treasury securities which serve as collateral for the Subsidiary’s investment in gold futures contracts and total return swap investments. The Fund will invest up to 25% of its total assets in its Subsidiary. As of April 30, 2023, the net assets of the Subsidiary was 18.1% of the total net assets of the Fund. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

B.	Investment in a Subsidiary

By investing in the Subsidiary, the Gold-Hedged Bond ETF is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Gold-Hedged Bond ETF’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Board, however, has oversight responsibility for the investment activities of the Gold-Hedged Bond ETF, including its investment in its Subsidiary, and the Gold-Hedged Bond ETF’s role as the sole shareholder of the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Gold-Hedged Bond ETF and/or the Subsidiary to operate as described in the prospectus and could adversely affect the Gold-Hedged Bond ETF, such as by reducing the Gold-Hedged Bond ETF’s investment returns. The financial statements of the Subsidiary have been consolidated with the Gold-Hedged Bond ETF’s financial statements in this report.

30 | Annual Shareholder Report

Notes to Financial Statements (Continued)

C.	Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures approved by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined in accordance with procedures approved by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical assets.

●	Level 2 – Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange, except that equity securities traded on Nasdaq are valued at the Nasdaq official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at the mean of the quoted bid and asked prices. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over- the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a price supplied by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Swaps are generally valued at the last quoted sales price of the swap (if exchange-listed) or of the underlying security (if such security is exchange-listed), or in the absence of a sale, fair valued at the mean between the current bid and ask prices, and are typically categorized as Level 2 in the fair value hierarchy. Other types of swaps may be fair valued by a pricing agent covering the specific type of swap.

The following table provides the fair value measurement as of April 30, 2023.

Fund	Level 1	Level 2	Total Investments
Nasdaq 5HANDL™ Index ETF
Exchange-Traded Funds	$2,112,875	$-	$2,112,875
Total Investments	$2,112,875	$-	$2,112,875
Gold-Hedged Bond ETF
Corporate Bonds	$-	$11,046,139	$11,046,139
Yankee Dollars	-	747,531	747,531
Other Financial Instruments(1)
Total Return Swap Agreements	-	(35,652)	(35,652)
Total Investments	$-	$11,758,018	$11,758,018
Nasdaq 7HANDL™ Index ETF
Exchange-Traded Funds	$969,341,732	$-	$969,341,732
Other Financial Instruments(1)
Total Return Swap Agreements	-	1,225,053	1,225,053
Total Investments	$969,341,732	$1,225,053	$970,566,785
Halt Climate Change ETF
Common Stocks	$997,940	$-	$997,940
Total Investments	$997,940	$-	$997,940
Newfound/ReSolve Robust Momentum ETF
Exchange-Traded Funds	$49,223,456	$-	$49,223,456
Total Investments	$49,223,456	$-	$49,223,456

(1)	Other Financial Instruments are derivative instruments not reflected in the total investments, such as swap agreements, which are valued at fair value.

For the fiscal year ended April 30, 2023, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

D.	Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

E.	Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Annual Shareholder Report | 31

Notes to Financial Statements (Continued)

F.	Derivative Instruments

Swap Agreements: The Funds may enter into swap agreements (“swaps”) in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had been invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Total Return Swaps: The Funds may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Fund will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements.” A Fund may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Fund will bear the counterparty risk (i.e., the risk of loss of the net amount), if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. As of April 30, 2023, the Gold-Hedged Bond ETF and the Nasdaq 7HANDL™ Index ETF invested in total return swaps. The unrealized appreciation/(depreciation) as of April 30, 2023 is disclosed in the Total Return Swap Agreement tables found earlier in this report.

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of April 30, 2023.

	Assets	Liabilities
Fund	Unrealized Appreciation on Swap Agreements	Unrealized Depreciation on Swap Agreements
Equity Risk Exposure:
Gold-Hedged Bond ETF	$29,149	$64,801
Nasdaq 7HANDL™ Index ETF	1,225,053	-

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the fiscal year ended April 30, 2023.

Fund	Net Realized Gains (Losses) from Swap Agreements Recognized as a Result from Operations	Change in Unrealized Appreciation/ Depreciation on Swaps Recognized from Operations
Equity Risk Exposure:
Gold-Hedged Bond ETF	$(878,240)	$708,007
Nasdaq 7HANDL™ Index ETF	(54,198,122)	31,089,734

G.	Dividends and Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. For the Nasdaq 5HANDL™ Index ETF, Gold-Hedged Bond ETF and the Nasdaq 7HANDL™ Index ETF, dividends from net investment income, if any, are declared and paid monthly. For the Halt Climate Change ETF and Newfound/ReSolve Robust Momentum ETF, dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments, differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to wash sales and differing treatment on certain investments. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as a distribution of capital.

The Funds may own shares of real estate investments trusts (“REITs”), which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

H.	Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all series of the Trust in relation to the net assets of each series or on another reasonable basis. Those expenses that are shared are allocated proportionally among each of the trusts or on another reasonable basis.

32 | Annual Shareholder Report

Notes to Financial Statements (Continued)

(3)	Investment Advisory and Other Contractual Services

A.	Investment Advisory Fees

Rational Advisors, Inc. (the “Advisor”) is the investment advisor of the Funds. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies also known as a “fund complex.” The Nasdaq 5HANDL™ Index ETF, the Nasdaq 7HANDL™ Index ETF and the Newfound/ReSolve Robust Momentum ETF pay 0.46%, 0.60% and 0.49%, respectively, of each Fund’s average daily net assets, computed daily and paid monthly, for the advisory services it receives from the Advisor.

The Gold-Hedged Bond ETF and the Halt Climate Change ETF pay 0.79% and 0.95%, respectively, of the Fund’s average daily net assets, computed daily and paid monthly, for services it receives from the Advisor. These fees are each structured as a “Unified Fee,” pursuant to which the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Funds, (including, without limitation, transfer agent fees, administrative fees and expenses, custodian fees, legal fees, accounting fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statements and prospectuses for the Funds, and the cost of printing and delivering to shareholders prospectuses and reports), except the Funds’ management fee; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Funds (such as litigation or reorganizational costs), each of which is paid by the Funds. The Advisor’s Unified Fee is designed to cause substantially all of the Funds’ expenses to be paid and to compensate the Advisor for providing services for the Funds.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Nasdaq 5HANDL™ Index ETF, the Nasdaq 7HANDL™ Index ETF and the Newfound/ReSolve Robust Momentum ETF (exclusive of acquired fund fees and expenses; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges), taxes, short sale dividends and interest expenses, and non-routine or extraordinary expenses (such as litigation or reorganizational costs)) in order to limit total annual fund operating expenses after fee waivers and expense reimbursement to 0.71%, 0.80% and 0.75%, respectively, of the Fund’s average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect until at least August 31, 2023 for the Nasdaq 5HANDL™ Index ETF, the Nasdaq 7HANDL™ Index ETF and the Newfound/ReSolve Robust Momentum ETF. The Expense Cap may be terminated earlier only upon the approval of the Board. The Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years after the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio (after the recoupment is taken into account) to exceed the lesser of (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of recoupment.

As of April 30, 2023, the Advisor may recoup amounts from the Funds as follows:

Fund	Expires 4/30/24	Expires 4/30/25	Expires 4/30/26	Total
Nasdaq 5HANDL™ Index ETF	$-	$45,540	$123,173	$168,713
Newfound/ReSolve Robust Momentum ETF	54,116	31,186	38,417	123,719

B.	Administration, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. (“Citi”) provides financial administration, transfer agency and portfolio accounting services to the Trust. Citi performs certain services on behalf of the Trust including but not limited to: (1) preparing and filing the Trust’s periodic financial reports on forms prescribed by the Securities and Exchange Commission (“SEC”); (2) calculating Fund expenses and making required disbursements; (3) calculating Fund performance data; and (4) providing certain portfolio compliance support services. As transfer agent, Citi issues shares of a Fund in Creation Units to fill purchase orders for Fund shares, maintains records of the issuance and redemption of each Fund’s shares, and acts as each Fund’s dividend disbursing agent. As portfolio accountant, Citi maintains certain financial records of the Trust and provides accounting services to each Fund which include the daily calculation of each Fund’s NAV. Citi also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC.

Administration Fees (as well as substantially all other expenses) for the Gold-Hedged Bond ETF and Halt Climate Change ETF are paid by the Advisor from the amounts received from the Unified Fee, as detailed previously.

MFund Services LLC (“MFund”), an affiliate of the Advisor, provides the Funds with various management and legal administrative services. For these services, each Fund pays MFund a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee. The fees are as follows:

–	0.030% of the aggregate net assets from $0 to $1 billion; and

–	0.020% of the aggregate net assets above $1 billion

The asset-based fees are subject to an annual minimum of $30,000 per Fund. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties.

C.	Distribution and Shareholder Services Fees

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of each Fund’s Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Advisor and the Distributor. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). The Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with

Annual Shareholder Report | 33

Notes to Financial Statements (Continued)

the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Funds. Pursuant to the Plan, the Funds may pay a 12b-1 fee not to exceed 0.25% per year of each Fund’s average daily net assets. No 12b-1 fee is currently paid by the Funds and the Board has not approved any payments under the Plan.

D.	Custodian Fees

Citibank, N.A. (the “Custodian”), an affiliate of Citi, serves as custodian for each Fund and safeguards and holds each Fund’s cash and securities, settles each Fund’s securities transactions, and collects income on Fund investments. The Custodian receives fees based on the level of each Fund’s average daily net assets for the period plus out-of-pocket expenses.

E.	Compliance Services

Pursuant to a Compliance Services Agreement, MFund, an affiliate of the Advisor, provides chief compliance officer services to the Funds. The Funds pay MFund a monthly fee plus an asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement.

F.	General

The Advisor paid all organizational costs of the Funds. For Nasdaq 5HANDL™ Index ETF, certain offering costs were expensed over the first 12 months of operations. Offering costs expensed during the fiscal year ended April 30, 2023 are shown on the Fund’s Statement of Operations as “Offering costs”. As of April 30, 2023, there are no offering costs remaining to be expensed.

(4)	Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the fiscal year ended April 30, 2023 were as follows:

Fund	Purchases	Sales
Nasdaq 5HANDL™ Index ETF	$1,280,673	$1,339,715
Gold-Hedged Bond ETF	1,425,408	2,356,858
Nasdaq 7HANDL™ Index ETF	648,857,003	723,825,088
Halt Climate Change ETF	51,349	66,337
Newfound/ReSolve Robust Momentum ETF	124,687,579	124,686,341

Purchases and sales of in-kind transactions for the fiscal year ended April 30, 2023 were as follows:

Fund	Purchases	Sales
Nasdaq 5HANDL™ Index ETF	$507,474	$1,063,061
Gold-Hedged Bond ETF	-	-
Nasdaq 7HANDL™ Index ETF	3,946,445	257,835,595
Halt Climate Change ETF	-	512,241
Newfound/ReSolve Robust Momentum ETF	7,665,621	7,558,388

(5)	Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for each Fund are $250 and $1,000, respectively.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind subscriptions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the fiscal year ended April 30, 2023, the Funds received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) and distributed securities in exchange for redemptions (redemptions-in-kind) as follows:

Fund	Fair Value of Subscriptions-in-Kind	Fair Value of Redemptions-in-Kind
Nasdaq 5HANDL™ Index ETF	$507,474	$1,063,061
Gold-Hedged Bond ETF	-	-
Nasdaq 7HANDL™ Index ETF	3,946,445	257,835,595
Halt Climate Change ETF	-	512,241
Newfound/ReSolve Robust Momentum ETF	7,665,621	7,558,388

(6)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the fiscal year ended April 30, 2023, the Funds did not incur any interest or penalties. The tax year end for the Nasdaq 5HANDL™ Index ETF and Nasdaq 7HANDL™ Index ETF is December 31 and the tax year end for the Gold-Hedged Bond ETF, Halt Climate Change ETF and Newfound/ReSolve Robust Momentum ETF is April 30.

34 | Annual Shareholder Report

Notes to Financial Statements (Continued)

As of the most recent tax year end, the tax cost of securities and the breakdown of unrealized appreciation/depreciation for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
December 31
Nasdaq 5HANDL™ Index ETF	$2,829,868	$13,110	$(297,283)	$(284,173)
Nasdaq 7HANDL™ Index ETF	1,213,974,549	5,188,401	(158,520,088)	(153,331,687)
April 30
Gold-Hedged Bond ETF	12,385,855	29,149	(621,334)	(592,185)
Halt Climate Change ETF	1,194,753	41,274	(238,087)	(196,813)
Newfound/ReSolve Robust Momentum ETF	48,068,232	2,160,513	(1,005,289)	1,155,224

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to basis adjustments for wash sales and mark-to-market on swap agreements.

The tax character of distributions paid during the most recent tax year end were as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31
Nasdaq 5HANDL™ Index ETF	$63,379	$-	$63,379	$55,573	$118,952
Nasdaq 7HANDL™ Index ETF	-	-	-	99,154,433	99,154,433
April 30
Gold-Hedged Bond ETF	359,378	-	359,378	2,645	362,023
Halt Climate Change ETF	3,875	-	3,875	-	3,875
Newfound/ReSolve Robust Momentum ETF	389,382	-	389,382	-	389,382

The tax character of distributions paid during the previous tax year end were as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31
Nasdaq 5HANDL™ Index ETF	$-	$-	$-	$-	$-
Nasdaq 7HANDL™ Index ETF	49,358,019	-	49,358,019	3,551,942	52,909,961
April 30
Gold-Hedged Bond ETF	59,219	-	59,219	-	59,219
Halt Climate Change ETF	-	-	-	-	-
Newfound/Resolve Robust Momentum ETF	286,753	-	286,753	-	286,753

As of the most recent tax year end, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistribted Long Term Capital Gains	Distributed Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Distributed Earnings/(Loss)
December 31
Nasdaq 5HANDL™ Index ETF	$-	$-	$-	$(66,827)	$(284,173)	$(351,000)
Nasdaq 7HANDL™ Index ETF	-	-	-	(37,169,071)	(153,331,687)	(190,500,758)
April 30
Gold-Hedged Bond ETF	-	-	-	(419,224)	(627,837)	(1,047,061)
Halt Climate Change ETF	-	-	-	(15,126)	(196,813)	(211,939)
Newfound/ReSolve Robust Momentum ETF	-	-	-	(3,570,533)	1,155,224	(2,415,309)

Annual Shareholder Report | 35

Notes to Financial Statements (Continued)

Permanent Tax Differences:

As of the most recent tax year end, the following reclassifications relating primarily to redemptions in-kind, Controlled Foreign Corporations, Taxable over-distributions, and Net Operating Losses have been made to increase (decrease) such accounts with offsetting adjustments as indicated.

Fund	Total Distributable Earnings / (Loss)	Paid in Capital
December 31
Nasdaq 5HANDL™ Index ETF	$13,949	$(13,949)
Nasdaq 7HANDL™ Index ETF	85,020,249	(85,020,249)
April 30
Gold-Hedged Bond ETF	878,240	(878,240)
Halt Climate Change ETF	27,555	(27,555)
Newfound/ReSolve Robust Momentum ETF	(47,039)	47,039

Temporary tax differences (e.g. wash sales) do not require a reclassification.

Under current tax law, certain ordinary losses arising after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following tax year for tax purposes. The following Fund’s deferred losses are as follows:

Fund	Late Year Ordinary Loss Deferrals
December 31
Nasdaq 5HANDL™ Index ETF	$-
Nasdaq 7HANDL™ Index ETF	-
April 30
Gold-Hedged Bond ETF	-
Halt Climate Change ETF	1,644
Newfound/ReSolve Robust Momentum ETF	16,941

As of the most recent tax year end, no Funds utilized capital loss carryforwards (“CLCF”) to offest capital gains. The Funds have a net CLCF as summarized in the table below. This CLCF is not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
December 31
Nasdaq 5HANDL™ Index ETF	$66,827	$-	$66,827
Nasdaq 7HANDL™ Index ETF	29,344,906	7,824,165	37,169,071
April 30
Gold-Hedged Bond ETF	277,164	142,060	419,224
Halt Climate Change ETF	5,566	7,916	13,482
Newfound/ReSolve Robust Momentum ETF	3,553,592	-	3,553,592

36 | Annual Shareholder Report

Notes to Financial Statements (Continued)

(7)	Investment Risks

This section discusses certain common principal risks encountered by the Funds. Each Fund may be subject to other risks in addition to these identified risks. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of a Fund’s shares may trade above or below its NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market Risk

Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds’ net asset values, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

Underlying Fund Risk

The ETFs in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks.

As of April 30, 2023, 75.76% of the Newfound/ReSolve Robust Momentum ETF’s net assets were invested in the iShares Core MSCI EAFE ETF. The financial statements of the iShares Core MSCI EAFE ETF, including their portfolio of investments, can be found at the SEC’s website, www.sec.gov, and should be read in conjunction with the Newfound/Resolve Robust Momentum ETF’s financial statements.

(8)	Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2023.

Annual Shareholder Report | 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Strategy Shares Nasdaq 5HANDLTM Index ETF, Strategy Shares Gold-Hedged Bond ETF, Strategy Shares Nasdaq 7HANDLTM Index ETF, Strategy Shares Halt Climate Change ETF, and Strategy Shares Newfound/ReSolve Robust Momentum ETF and Board of Trustees of Strategy Shares

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the funds listed below (the “Funds”), each a series of Strategy Shares, as of April 30, 2023, and the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of April 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Strategy Shares Nasdaq 5HANDLTM Index ETF	For the year ended April 30, 2023	For the years ended April 30, 2023, 2022 and 2021, and for the period January 16, 2020 (commencement of operations) through April 30, 2020
Strategy Shares Gold-Hedged Bond ETF*	For the year ended April 30, 2023	For the year ended April 30, 2023 and for the period May 17, 2021 (commencement of operations) through April 30, 2022
Strategy Shares Nasdaq 7HANDLTM Index ETF	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022, 2021, 2020, and 2019
Strategy Shares Halt Climate Change ETF	For the year ended April 30, 2023	For the year ended April 30, 2023 and for the period January 10, 2022 (commencement of operations) through April 30, 2022
Strategy Shares Newfound/ReSolve Robust Momentum ETF	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022, and 2021, and for the period November 1, 2019 (commencement of operations) through April 30, 2020

*	The financial statements referred to above are Consolidated Financial Statements.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

38 | Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies with a related advisor since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 29, 2023

Annual Shareholder Report | 39

Additional Information

Additional Federal Income Tax Information (Unaudited)

As of the most recent tax year end, the following percentages of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Fund	Distributions Received Deduction
Halt Climate Change ETF	100.00%
Newfound/ReSolve Robust Momentum ETF	4.65%

As of the most recent tax year end, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023 Form 1099-DIV.

As of the most recent tax year end, the percentages of Qualified Dividend Income are as follows:

Fund	Qualified Dividend Income
Nasdaq 5HANDL™ Index ETF	30.34%
Halt Climate Change ETF	100.00%
Newfound/ReSolve Robust Momentum ETF	13.45%

As of the most recent tax year end, the percentages of interest-related dividends for certain non-U.S. resident investors are as follows:

Fund	Qualified Interest Income
Nasdaq 7HANDL™ Index ETF	0.03%
Gold-Hedged Bond ETF	90.42%
Newfound/ReSolve Robust Momentum ETF	83.70%

The Newfound/Resolve Robust Momentum ETF intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on April 30, 2023 are as follows:

Fund	Foreign Source Income
Newfound/ReSolve Robust Momentum ETF	$0.02

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2022. These shareholders will receive more detailed information along with their 2023 Form 1099-DIV.

Premium/Discount Information (Unaudited)

The Funds’ website at www.strategysharesetfs.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount section, how frequently each Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

40 | Annual Shareholder Report

Additional Information (Continued)

Renewal of the Management Agreements with respect to Strategy Shares Nasdaq 7HANDLTM Index ETF (“7HANDL ETF”), Strategy Shares Newfound/ReSolve Robust Momentum ETF (“Newfound/ReSolve ETF”), and Strategy Shares Gold-Hedged Bond ETF (the “Gold ETF”)

At a meeting of the Board of Trustees of Strategy Shares (the “Trust”), held on December 9, 2022 and continued on December 16, 2022, the Board, which is comprised of Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, of the Fund, discussed the renewal of the management agreements between the Trust and Rational with respect to the 7HANDL ETF, Newfound/ReSolve ETF and Gold ETF (each, a “Management Agreement”)

In connection with the Board’s consideration of the renewal of each Management Agreement as required by Section 15(c) of the Investment Company Act of 1940, the Board requested and received due diligence materials prepared by Rational (the “Rational 15(c) Response”) and considered the information presented at Board meetings throughout the year. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in evaluating each Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided for the Fund with respect to the approval of each Management Agreement and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to a Management Agreement.

Review of Rational 15(c) Response

Nature, Extent, and Quality of Services. The Board reviewed the services provided by the team of qualified professionals at Rational. The Board reviewed information concerning the resources, personnel, and business operations. The Board considered Rational’s oversight of the Funds’ investment strategy, including derivative risk management. The Board reviewed the ADV for Rational. The Board discussed the financial health of Rational and reviewed its balance sheet as of September 30, 2022. The Board considered that MFund, an affiliate of Rational, provides the Funds with certain management, legal administrative and compliance services including providing the Trust’s CCO. The Board reviewed Rational’s compliance program, including its business continuity and cybersecurity programs. The Board noted that there were no new compliance or regulatory issues. After further discussion and review of the Rational 15(c) Response, the Board concluded that Rational had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to performing its duties under the Management Agreement and that the nature, overall quality and extent of the advisory services provided to the Renewal Funds by Rational were acceptable.

Performance

7HANDL ETF. The Board compared the Fund’s returns to those of its peer group, Morningstar Allocation 15% to 30% Equity category, Morningstar Allocation 30% to 50% Equity category, Bloomberg U.S. Aggregate Bond TR Index, and Nasdaq 7HANDL Index for the one-year, three-year and since inception (January 16, 2018) periods ended September 30, 2022. The Board noted that the Fund had underperformed all metrics for the one-year period and underperformed its peer group and both Morningstar categories for the three-year period. The Board noted that the Fund outperformed the Bloomberg U.S. Aggregate Bond TR Index for the three-year period and outperformed all metrics since its inception. The Board further noted that the Fund’s investment objective is to seek investment results that correspond, before fees and expenses, to the performance of the Nasdaq 7HANDL Index and that the Fund has delivered returns roughly in line with the Index, less annualized net expense ratios for each period presented. After further discussion, the Board determined that the Fund’s performance was acceptable.

Newfound/ReSolve ETF. The Board compared the Fund’s returns to those of its peer group, Morningstar Tactical Allocation category, Morningstar Allocation 70%-85% Equity category, the S&P Target Risk Growth Index and the Newfound/ReSolve Robust Equity Momentum Index for the one-year and since inception (November 1, 2019) periods ended September 30, 2022. The Board noted that the Fund had outperformed its peer group, each Morningstar category and the S&P Target Risk Growth Index for the one-year period and underperformed each such metric, other than the Morningstar Tactical Allocation category, for the since inception period. The Board noted that the Fund’s investment objective is to seek investment results that correspond, before fees and expenses, to the performance of the Newfound/Resolve Index and that the Fund has delivered returns roughly in line with the Index, less annualized net expense ratios, for each period presented. After further discussion, the Board determined that the Fund’s performance was acceptable.

Annual Shareholder Report | 41

Additional Information (Continued)

Gold ETF. The Board compared the Fund’s returns to those of its peer group, the Bloomberg U.S. Corporate Total Return Index, the Solactive Gold-Backed Bond Index, and the Morningstar Nontraditional Bond category for the one-year and since inception (May 17, 2021) periods ended September 30, 2022. The Board noted that the Fund had underperformed all metrics for the one-year and since inception periods. The Board noted that the Fund’s investment objective is to seek investment results that correlate, before fees and expenses, to the performance of the Solactive Gold-Backed Bond Index and that the Fund has delivered returns roughly in line with the Index, less annualized net expense ratios, for each period presented. The Board noted Rational’s explanation that the underperformance of the Solactive Gold-Backed Bond Index since inception was due to the poor performance from both bonds and gold. After further discussion, the Board determined that the Fund’s performance was acceptable.

Fees and Expenses.

7HANDL ETF. The Board compared the Fund’s management fees and net expenses to those of its peer group and Morningstar categories. The Board considered that Rational’s management fee for the Fund was higher than the median and average advisory fee for the peer group, the Morningstar Allocation 15% to 30% Equity category, and the Morningstar Allocation 30% to 50% Equity category. The Fund’s management fee was higher than the highest advisory fee in the Morningstar Allocation 15% to 30% Equity category and equal to the highest advisory fee for the Morningstar Allocation 30% to 50% Equity category and the peer group. The Board considered Rational’s explanation that the Fund’s management fees reflected the specialized nature of the Fund’s strategy, including the use of swaps to obtain leverage to track the 7HANDL Index. After further discussion, the Board concluded that the management fees payable to Rational with respect to the Fund were reasonable.

The Board considered that the 7HANDL ETF’s net expense ratio was higher than the median and average expense ratios, but within the range of all expense ratios, of the peer group and Morningstar Allocation 30% to 50% category, and equal to the highest expense ratio of the Morningstar Allocation 15% to 30% category. After further discussion, the Board concluded that the Fund’s net expenses were acceptable.

Newfound/ReSolve ETF. The Board compared the Fund’s management fees and net expenses to those of its peer group and Morningstar categories. The Board considered that Rational’s management fee for the Fund was below the median and average advisory fees of its peer group, the Morningstar Tactical Allocation category, and the Morningstar Allocation 70%-85% Equity category. The Board noted that with the contractual expense cap in place, Rational was currently waiving a portion of its fees. After further discussion, the Board concluded that the management fees payable to Rational with respect to the Fund were reasonable.

The Board considered that the Fund’s net expense ratio was lower than the average and median expense ratios of the peer group and the Morningstar Tactical Allocation category, and higher than the median, but lower than the average, expense ratios of the Morningstar Allocation 70%-85% Equity category. After further discussion, the Board concluded that the Fund’s net expenses were reasonable.

Gold ETF. The Board compared the Fund’s unitary management fee and net expenses to those of its peer group and the Morningstar Nontraditional Bond category. The Board considered that Rational’s management fee for the Fund was higher than the median and average advisory fees but within the range of advisory fees of its peer group and Morningstar category. The Board then noted that the Fund’s management fee is slightly higher median, but lower than the average, expense ratios for both the peer group and Morningstar category. The Board acknowledged the Advisor’s explanation that a comparison to a net expense ratio is more appropriate for a unitary fee structure. After further discussion, the Board concluded that the Fund’s net expenses were reasonable.

Profitability. The Board reviewed a report from Rational analyzing the firm’s profitability with respect to its relationship with the 7HANDL ETF, Newfound/ReSolve ETF and Gold ETF. The Board noted that Rational was managing the 7HANDL ETF at a modest profit, the Newfound/ReSolve ETF at a low profit and the Gold ETF at a loss, after accounting for marketing expenses. The Board noted that when taking into account the salaries of key personnel, Rational’s profits would be lower. After consideration, the Board concluded that the profitability from Rational’s relationship with each of the Renewal Funds was not excessive.

“Fall-out” Benefits. The Board considered fall-out benefits that Rational and its affiliates received from their relationship with the 7HANDL ETF, the Newfound/ReSolve ETF, the Gold ETF and the Trust.

42 | Annual Shareholder Report

Additional Information (Continued)

Economies of Scale. The Board considered whether Rational was sharing economies of scale with the 7HANDL ETF, Newfound/ReSolve ETF and Gold ETF. The Board noted that the Management Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels. Rational and the Board agreed that establishing breakpoints would be an appropriate way for Rational to share its economies of scale if assets of the Funds continue to increase. After further discussion, the Board agreed to continue monitoring the Funds regarding the issue of economies of scale and potential future breakpoints.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board. Having, requested, reviewed, and discussed in depth such information from Rational as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreements, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreements was in the best interest of the 7HANDL ETF, Newfound/ReSolve ETF and Gold ETF and their shareholders.

Annual Shareholder Report | 43

Trustees and Officers (Unaudited)

The following tables provide information about the Board and the senior officers of the Trust. The Board is composed of three Trustees, each of whom is not an “interested person” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee” and collectively, the “Independent Trustees”). Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, year of birth, present position(s) held with the Trust and principal occupations for at least the past five years. Unless otherwise noted, the business address of each person listed below is c/o Strategy Shares, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for Mutual Fund and Variable Insurance Trust, another open-end investment company whose series are managed by the Advisor, and AlphaCentric Prime Meridian Income Fund, a closed-end investment company managed by AlphaCentric Advisors LLC, an affiliate of the Advisor. Collectively, the Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, and AlphaCentric Prime Meridian Income Fund constitute the “Fund Complex.”

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2016	Managing Member, Genovese Family Enterprises, LLC (real estate firm), since 1999; Managing member, Bear Properties, LLC (real estate firm), since 2006; Managing member, PTL Real Estate, LLC (2000–2019) (real estate/investment firm).	56	Chairman of the Board, Mutual Fund and Variable Insurance Trust, since 2016; Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust, since 2006; Independent Trustee and Chair of Audit Committee, Variable Insurance Trust, since 2010; Trustee, IDX Funds (formerly M3Sixty Funds Trust), since 2016; Chairman of the Board, AlphaCentric Prime Meridian Income Fund, since 2018.
Stephen P. Lachenauer Year of Birth: 1967	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committees	Trustee and Chair of Audit and Risk and Compliance Committees since 2016; Chair of Investment Committee since November 2020	Attorney, private practice, since 2011.	56	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund; Trustee, Mutual Fund Series Trust since April 2022.
Donald McIntosh Year of Birth: 1967	Trustee	Since 2016	Credit risk review analyst, Santander Holdings USA, since 2015; Governance analyst, Santander Bank, 2011–2015.	20	Trustee, Mutual Fund and Variable Insurance Trust, since 2016; Trustee, TCG Financial Series Trusts I-X since 2015; Trustee, AlphaCentric Prime Meridian Income Fund since 2018.

*	The term of office of each Trustee is indefinite.

44 | Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited) (Continued)

Officers*

Name, Address and Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Michael Schoonover 53 Palmeras St., Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 2022	Vice President of the Trust, 2018-2021; Chief Operating Officer (“COO”),
Catalyst Capital Advisors LLC and Rational Advisors, Inc. since 2017;
Portfolio Manager, Catalyst Capital Advisors LLC, 2013—May 2021;
President, MFund Distributors LLC since January 2020;
COO, Catalyst International Advisors LLC, since 2019;
COO, Insights Media LLC since 2019;
COO, MFund Management LLC since 2019;
COO, AlphaCentric Advisors LLC since January 2021;
Portfolio Manager, Rational Advisors, Inc., 2016—2018.
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 2022	Investment Operations Manager, MFund Management LLC since 2022; Investment Operations Analyst, MFund Management LLC, 2020—2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 2016—2019.
Erik Naviloff 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 2016	Vice President—Fund Administration, Ultimus Fund Solutions, LLC since 2012.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since 2016	Director, MFund Services LLC since 2015.
Jennifer A. Bailey Year of Birth: 1968	Secretary	Since 2016	Director of Legal Services, MFund Services LLC since 2012.

*	Officers do not receive any compensation from the Trust.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at 855-477-3837 to request a copy of the SAI or to make shareholder inquiries.

Annual Shareholder Report | 45

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-855-HSS-ETFS or 1-855-477-3837 or at www.strategysharesetfs.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov. You may also access this information at www.strategysharesetfs.com by selecting Form N-PORT.

Rational Advisors, Inc. is the investment advisor of the Funds. Rational Advisors, Inc. maintains corporate records of the Funds. Foreside Fund Services, LLC is the principal underwriter and distributor of each Fund’s shares.

Exchange-traded funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in exchange-traded funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Strategy Shares Nasdaq 5HANDL™ Index ETF (FIVR)	Strategy Shares Gold-Hedged Bond ETF (GLDB)	Strategy Shares Nasdaq 7HANDL™ Index ETF (HNDL)	Strategy Shares Halt Climate Change ETF (NZRO)	Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)

Cusip 86280R852	Cusip 86280R878	Cusip 86280R506	Cusip 86280R837	Cusip 86280R886

Strategy Shares Shareholder Services: 1-855-477-3837

Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI)

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU)

April 30, 2023

You may elect to receive all shareholder reports in paper free of charge. You can contact your financial intermediary to request that you receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited)	April 30, 2023

Management Discussion of Fund Performance

Dear Shareholder:

The Fund is actively managed using proprietary investment models co-developed with Ned Davis Research (“NDR”). The Fund is considered a “fund of funds” that, under normal market conditions, seeks to achieve its investment objective by principally investing in unaffiliated equity exchange traded funds (“ETFs”) that track the performance of the individual sectors (“Sectors”) of the S&P 500 Index (“Index”). The Fund will attempt to enhance returns relative to the Index by overweighting and underweighting its exposure to the Sectors relative to the Index and may reduce its overall exposure to ETFs as determined by its risk management model.

The Fund utilizes the NDR U.S. Sector Model to determine its allocation to each Sector. The models combine sector-specific price-based, economic, fundamental, and behavioral indicators to form composites for each Sector. By combining multiple and diverse indicators, which historically have been shown to add value in Sector allocation decisions, the model seeks to objectively assess the weight of the evidence and generate sector allocation recommendations. As of April 30, 2023, the targeted Sectors are real estate, utilities, consumer staples, information technology, health care, financials, energy, consumer discretionary, materials, industrials, and communication services.

The Fund’s risk management model, the NDR U.S. Stock Market Model Composite (“NDR Catastrophic Stop Model”), defines the Fund’s overall equity allocation target. The model reading represents the net percentage of indicators that are bullish. By taking the weight of the evidence of technical, monetary, economic, valuation, and sentiment indicators, the model measures the potential risk level of factors the stock market faces.

Under normal market conditions, the Fund intends to invest predominantly in ETFs but will reduce its exposure by as much as 50% of its assets during times that the model deems the market to have a low risk-to-reward ratio from a historical perspective. During these times, the Fund may hold up to 50% of its assets in cash and cash equivalents.

During the fiscal year ended April 30, 2023, the U.S. equity markets experienced significant changes in trend. The following discussion highlights some of our portfolio activity and general views over the past year.

During the last week of March 2022, the Catastrophic Stop model exited its bearish signal that initiated in late January and moved to a fully invested position for April. There was improvement across a number of indicator types, including strengthening equity market trends, rising stock/bond relative strength, improving high yield and Emerging Market bond breadth, and broadening global equity market participation.

Through May 2022, financial markets had been under pressure due to many factors, including inflation, Fed hawkishness, rising interest rates, Russia/Ukraine, China slowdown, energy spike, etc. The S&P 500 Index declined for three of the first four months of the calendar year. However, despite the increased volatility and challenging environment, the U.S. large-cap space had fallen by less than 15% from its all-time high. During the first few weeks of May, the S&P 500 Index dropped more than 5%, but then it subsequently rallied by almost 6% over the remaining two weeks.

In June, the news started to improve. Sentiment reflected investor pessimism, indicating that a lot of the negative news had been absorbed by the market. The percentage of Emerging Market and High Yield bond sectors in uptrends had significantly improved. Moreover, global shipping rates remained robust, which implied a low likelihood of global recession at the time. Energy, as measured by the performance of the Energy Select Sector SPDR Fund (XLE), was the top-performing sector during May, as it rose by more than 16%. XLE had risen for seven of the last nine months. We remained overweight in the sector.

The Catastrophic Stop model recommended a cautious approach at the start of July. High yield option-adjusted spreads remained wide, indicating investor pessimism. The percentage of high yield and Emerging Market bonds that were in uptrends had weakened. None of the technical indicators, which track how the market is processing macro influences, were bullish. The indicator weakness spanned relative strength, trend, breadth, and volume supply/demand.

However, not all the news was bad. NDR’s most popular indicator, which combines various measures of sentiment (surveys, asset flows, overbought/oversold, valuation, volatility, and put/call areas) to determine swings in investor psychology, illustrated extreme levels of pessimism, indicating that investors had priced in a worst-case scenario for the market.

Annual Shareholder Report | 1

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited) (Continued)

The Catastrophic Stop model recommended being fully invested at the start of August. Multiple technical indicators improved as the market’s trend strengthened, global equity market upside participation increased, and a significant number of stocks rallied simultaneously, causing a breadth thrust. After all declined during June, the eleven U.S. large-cap sectors each rose by more than 300 basis points (bps) during July. Consumer Discretionary, as measured by the performance of the Consumer Discretionary Select Sector SPDR Fund (XLY), and Information Technology, as measured by the performance of the Technology Select Sector SPDR Fund (XLK), soared by more than 10% during the month. It was the best monthly return for these sectors since April 2020.

After all sectors rose in July, only two of the 11 U.S. large-cap sectors had positive returns in August—Energy and Utilities—as investors became risk averse following the Fed’s hawkish comments during the month.

In September, the Catastrophic Stop model again recommended caution and we consequently raised our cash allocation. The S&P 500 Total Return Index declined by more than 900 basis points (bps) during the month. It was the index’s worst monthly decline since March 2020. At this point, the market had declined for six of the first nine months of the year. There was no place to hide in September—all 11 U.S. large-cap sectors posted negative returns (five with double-digit declines), sending the S&P 500 to a new low for the year. Health Care, as measured by the performance of the Health Care Select Sector SPDR Fund (XLV), was the best-performing sector, but it still dropped over 250 basis points (bps).

On October 13, 2022, overall equity allocation was increased by 25% to 75% invested due to intense oversold conditions, excessive pessimism levels, and momentum indicators turning positive. On November 1, 2022, the Catastrophic Stop model increased equity exposure by another 25% to a fully invested position.

The overall composite model improved due to global equity market breadth showing broader upside participation, high yield and emerging market bond breadth improving, trend indicators turning positive, and a recent spate of breadth thrust buy signals.

At the time, Ned Davis Research noted that there were some “New Entrants” into the bullish indicator pool: “The new development during this rally is momentum indicators that were not head faked earlier in the year have registered their most positive readings in years. On October 25, the S&P 500 three-day price thrust indicator signaled for the first time since 11/5/2020.”

The U.S. equity market continued its rally in November, as the S&P 500 Total Return Index rose by more than 500 basis points. It was the second month in a row with positive returns, the best string of performance since August 2021. All 11 S&P 500 sectors registered positive returns in the month of November, and as a result, breadth readings registered substantial improvement.

Equity markets continued to rise on hints that the Federal Reserve would soon downshift their rate hikes, which was reiterated in Chair Powell’s speech on the last day of November. Rate hike downshifts were also likely from the Bank of Canada and the Reserve Bank of Australia, providing more hope for a slowing and eventual pause of the global tightening cycle. Inflation measures appeared to be rolling over from their recent highs, supporting more dovish Central Bank policies.

At the time, we noted that rising interest rates had historically been a headwind for corporate profits. So, while sector leadership had been influenced by a higher interest rate environment, it was also being impacted by an earnings recession (S&P 500 year-to-year operating earnings growth contracted for two-straight quarters). The S&P 500’s earnings beat rate was at its lowest level since Q2 2020. During the latest earnings season, Energy had the highest beat rate, while Communication Services had the lowest. Energy’s high earnings beat rate was led by Equipment & Services, but all energy industries beat estimates in Q3 2022. For Communication Services, the beat rate represents the sector’s lowest since Q2 2018. The interactive Media, Entertainment, and Media industries were drags on the sector’s results.

After a 2-month rally, the S&P 500 Total Return Index fell by more than 500 basis points in December, finishing 2022 down about 18%. Equities struggled in 2022, due to higher interest rates, a weakening outlook for corporate earnings, and fears of recession. All 11 S&P 500 sectors registered negative returns in the month of December. For the year, 9 out of 11 sectors had negative performance. The stand-out sector was Energy—on a total return basis, it was up over 65% in 2022.

2 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited) (Continued)

While the 50-basis point rate hike by the Fed in mid-December was widely expected, the estimates of the fed funds rate in the future shifted higher. Expectations were that while the pace of rate hikes may slow, the terminal rate and the date of the final hike may become more restrictive than previously expected.

The relationship between stock prices and bond yields became decisively negative in December. In looking at history, there were potentially two explanations:

1.	Inflation was regaining the upper hand, so the Fed would be forced to raise rates to bring inflation under control. This occurred from October 1967 to July 1998 when inflation was a bigger fear than deflation.

2.	The Fed was going to make a policy mistake. While the Fed may not be restrictive currently, the market thinks the Fed will tighten too much and push the economy into recession. Since 1998, the negative relationship with stocks and bonds occurred two times—from September 1999 to August 2000 and April 2006 to July 2007—both periods were toward the end of a Fed tightening cycle.

At that point, the market was taking the Fed’s threat to push the economy into recession seriously. Therefore, the policy mistake scenario gained steam.

Entering January 2023, the sector model continued to overweight Value areas such as Energy, Materials, and Financials, as well as defensive sectors such as Utilities and Health Care. Industrials, Real Estate, and Communication Services entered the month below benchmark allocation. Consumer Discretionary remained significantly below benchmark weighting.

After a 5% drop in the S&P 500 Total Return Index in December, the market rallied in January, gaining over 6% for the month. Longer-term breadth measures improved, including the percentage of stocks above their 200-day moving average. Additionally, a trifecta of positive seasonal indicators—the Santa Claus rally, the First Five Days performance, and the January Barometer—bode well for the S&P 500 for the remainder of 2023. Eight of the 11 S&P 500 sectors registered positive returns in the month of January. Driven by a rally in FANMAG stocks (Facebook, Amazon, Netflix, Microsoft, Apple & Google), the Consumer Discretionary, Communication Services, and Technology sectors had some of the strongest returns year to date.

As widely expected, the Fed, once again, downshifted its pace of rate hikes to 25 basis points (bps) in February 2023, following a slowdown in December to 50 bps. As a result, the fed funds target range was 4.50% to 4.75%, the highest since October 30, 2007. The Fed raised rates a total of 450 bps since March 2022, making it the fastest hiking cycle ever with data going back to 1963. Nonetheless, while recession risks continued to rise, investors appeared to be “looking through the recession” and moved into riskier assets. However, with the labor market still tight, a Fed pivot (or even pause) near-term would likely be premature.

After a 6% rally in the S&P 500 Total Return Index in January, the market declined in February, losing 2.5% for the month. The correction was mostly attributed to higher interest rates as Treasury yields rose across the curve, but it was also in line with a normal correction from excessive investor optimism levels. Additionally, some longer-term breadth measures never confirmed the short-term breadth thrust signals that flashed bullish earlier in the month.

After the decline in the S&P 500 Total Return Index in February, the market rallied in March and gained over 3.5% for the month. The flight-to-safety trade in the days after the Silicon Valley Bank failure was to companies with strong cash flows that are unlikely to have to tap the capital markets in the next few years. The move was most apparent in the mega-cap FANMAG stocks. As a result, the Information Technology and Communication Services sectors posted double-digit gains, while Financials was the weakest sector.

The rotation into FANMAG stocks boosted large-cap and cap-weighted benchmarks. While it can be viewed as a positive that investors did not pull their money out of stocks as an asset class, the strongest rallies often start with a high percentage of stocks participating. While 65.6% of Nasdaq stocks were above their 10-day moving averages, only 32.1% are above their 50-day, and 37.8% are above their 200-day. But as we learned from the multiple breath thrust signals in 2022, short-term breadth needs to be verified with intermediate-term and long-term breadth.

Annual Shareholder Report | 3

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited) (Continued)

Entering April, the sector model was overweight Value areas such as Energy and Financials, as well as Growth sectors like Information Technology and Communication Services. The S&P 500 rallied for a second month in a row and was up about 1.6% on a total return basis for the month. Leadership was overwhelmingly defensive with Consumer Staples, Health Care, and Utilities all outperforming the S&P 500 in April.

The Wall Street adage “sell in May and go away” comes from the tendency for seasonal weakness to begin in May. For sectors, the seasonal pattern has meant a shift in leadership towards defensive sectors over cyclical sectors starting in May. Since 1972, the four best months for defensive sector leadership have all occurred over the May through October period. This year, the seasonally weak stretch overlaps with several other headwinds for the market, including the late innings in the Fed and economic cycles, debt ceiling discussions, and a high level of complacency as measured by the VIX Index.

The sector model had gotten in line with the cautious outlook in April, shifting more defensive during the month. Entering May, the sector model was overweight defensive sectors such as Health Care, Utilities, and Energy. Information Technology dropped to market weight. All other sectors were underweighted, with significant drops in allocation to Real Estate and Financials.

For the year ending April 30, 2023, the Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) generated a total return of 2.83% at market value, and 2.89% at net asset value. During this same period, the return of the Fund’s benchmark, the S&P 500 Total Return Index, was 2.66%.

We are pleased with the Fund’s performance relative to its benchmark, especially given the backdrop of a more hawkish Fed, inflation, rising interest rates, and geopolitical upheavals. We continue to focus on our objective, quantitative, and unemotional indicators and models to guide our path forward.

Sincerely,

Donald L. Hagan, CFA

Portfolio Manager

Day Hagan/Ned Davis Research Smart Sector ETF

The views and opinions expressed in management’s discussion of Fund performance are those of Day Hagan Asset Management and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Day Hagan Asset Management makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The S&P 500 Index is a capitalization-weighted, composite index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

A basis point (bps) is one hundredth of one percentage point. One basis point = 0.01%.

Holdings are subject to change. Please see a complete list of holdings in the Portfolio of Investments Summary Table in this Annual Report.

Must be preceded or accompanied by a prospectus.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses or sales charges.

ETFs are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk and sector risk as well as risks associated with fixed income securities, real estate investments and commodities, to name a few. Investments in underlying funds that own small and mid-capitalization companies may be more vulnerable than larger, more established organizations. Increased portfolio turnover may result in higher brokerage commissions, dealer markups and other transaction costs and may result in taxable capital gains.

In general, the price of a fixed income security falls when interest rates rise. Adverse changes in currency exchange rates may erode or reverse any potential gains from the fund’s investments. Investments in foreign securities could subject the fund to greater risks, including currency fluctuation, economic conditions, and different governmental and accounting standards. In addition to the risks generally associated with investing in securities pf foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

The Fund is distributed by Foreside Fund Services, LLC.

4 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS) (Unaudited) (Continued)

Investment Objective

Day Hagan/Ned Davis Research Smart Sector ETF seeks long-term capital appreciation and preservation of capital.

Fund Performance (as of 4/30/23)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Day Hagan/Ned Davis Research Smart Sector ETF - Total Return (at Net Asset Value)(c)	2.89%	9.98%	0.80%	0.80%
Day Hagan/Ned Davis Research Smart Sector ETF - Total Return (at Market Value)(d)	2.83%	9.95%	0.80%	0.80%
S&P 500 Index(e)	2.66%	8.97%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 800-594-7930 or visit http://dhfunds.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Day Hagan/Ned Davis Research Smart Sector ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The expense ratio reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2022. Additional information pertaining to the Fund’s expense ratio as of April 30, 2023 can be found in the Financial Highlights.
(b)	Commencement of operations: January 16, 2020.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(e)	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization. An investor cannot invest directly in an index.

Annual Shareholder Report | 5

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) (Unaudited)	April 30, 2023

Management Discussion of Fund Performance

Dear Shareholder:

The Fund is actively managed using proprietary investment models co-developed with Ned Davis Research (“NDR”). The Fund is considered a “fund of funds” that, under normal market conditions, seeks to achieve its investment objective by principally investing in unaffiliated fixed-income exchange-traded funds (“ETFs”) that invest in fixed-income categories (“Underlying Funds”). The fixed income categories to which the Fund may seek exposure through the Underlying Funds are U.S. investment grade corporate, U.S. long-term treasury, U.S. mortgage-backed securities, international investment grade bonds, U.S. treasury inflation-protected securities, U.S. high yield bonds, emerging market bonds, and U.S. floating rate notes (each a “Category” and collectively the “Categories”).

The Fund utilizes the Ned Davis Research Fixed Income Model to determine its allocation to each Category. By combining multiple and diverse indicators, which historically have been shown to add value to Category allocation decisions, the model seeks to objectively assess the weight of the evidence and generate Category allocation recommendations.

The risk management aspect of the Fund’s Fixed Income Model, which is also used in the Day Hagan/Ned Davis Research Smart Sector® ETF, defines the Fund’s overall cash allocation. By taking the weight of the evidence of technical, monetary, economic, valuation, and sentiment indicators, the model measures the potential risk level that certain categories of the fixed-income market may face. When the model triggers a sell, cash is raised by reducing the Fixed Income Model allocations to the U.S. floating rate, U.S. investment grade, U.S. high yield, and emerging market bond categories by half. It is our view that these fixed-income categories have high correlations to equity markets.

The following are observations from the past year.

During the last week of March 2022, the Catastrophic Stop model exited a bearish signal that was initiated in late January. The model recommended being fully invested for April. There was positive improvement across a number of indicator types, including strengthening equity market trends, rising stock/bond relative strength, improving high yield and Emerging Market bond breadth, and broadening global equity market participation.

Interestingly, financial markets had been under pressure in early 2022 due to many factors, including inflation, Fed hawkishness, rising interest rates, Russia/Ukraine, China slowdown, energy spike, etc. In fact, the Bloomberg U.S. Aggregate Index had declined by more than 100 basis points (bps) for each of the first four months in 2022. The last time the index dropped for four consecutive months was in 1980.

During May, all fixed-income areas fell for a second consecutive month. Floating Rate Notes (FLRN) and Treasury Inflation-Protected Securities (VTIP) were the only areas to drop by less than 100 basis points (bps). FLRN had declined during five of the last seven months. U.S. Long-Term Treasurys (SPTL) plunged over 900 bps. It was the largest monthly decline in the ETF’s history.

Before May, the Bloomberg U.S. Aggregate Index had fallen for each month of 2022. Although the index rose during May, it had declined for eight of the last ten months. The risk management overlay model recommended a cautious approach at the start of June by reducing allocation to areas that typically underperform when markets are under duress.

The Bloomberg U.S. Aggregate Index then dropped more than 150 basis points (bps) during June. All of the fixed income categories we cover declined, the third time that happened that year. Floating Rate Notes (FLRN) was the only area to fall less than 100 basis points (bps).

The Bloomberg U.S. Aggregate Index then jumped more than 240 basis points (bps) during July, its largest one-month gain since August 2019. After declining for the first four months of the year, the index has been higher for two of the last three months. Entering August, the risk management model recommended being fully invested within the fixed income space. After each credit sector declined during June, all fixed-income categories rose in July. U.S. High Yield (SPHY) had the best month in the history of the ETF, as it jumped by more than 600 basis points (bps), a reversal of June’s significant underperformance as investors returned to higher-risk assets.

6 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) (Unaudited) (Continued)

After all fixed income categories rose in July, performance was bleak in August as the Fed remained hawkish. The only sector with positive returns was Floating Rate Notes (FLRN), up over 50 basis points (bps) for the month. The risk management model recommended being fully invested across the fixed-income segments at the start of September. Trends had improved within the financial markets, but breadth deteriorated somewhat from elevated levels within both equities and fixed income during August.

The Bloomberg U.S. Aggregate Bond Index declined by more than 430 basis points (bps) during September. It was the index’s worst monthly decline since 1980. The index had fallen for eight of the last ten months. The risk management model recommended raising 50% cash from equity-like areas within fixed income at the start of October. The technical outlook for higher-risk assets deteriorated as both the absolute trend of equity markets and the relative strength of stocks/bonds rolled over. This confirmed already bearish macro indicators such as widening high-yield option-adjusted spreads and below-trend global shipping activity.

On November 1, 2022, the Day Hagan/Ned Davis Research Catastrophic Stop model improved to a fully invested position. This was due to global equity market breadth showing broader upside participation, high yield and emerging market bond breadth improving, trend indicators turning positive, and a recent spate of breadth thrust buy signals. In response, exposure to those credit sectors that are more highly correlated to equities was increased. This included allocations to Emerging Market Bonds, High Yield Bonds, Investment Grade Corporate Bonds, and Floating Rate Notes.

There were several factors that were starting to support a higher allocation to fixed income. We viewed each as a budding positive.

1.	The NDR Economic Timing Model indicated mild recession. Cyclical recessions often force the Fed’s hand into abandoning a hawkish stance.

2.	Valuations were getting to the point of looking relatively attractive.

3.	Yields tend to peak before the end of a tightening cycle, and our view was that we were likely to see the end of tightening in 2023.

4.	Inflation expectations were trending lower as commodity prices fell and the dollar stayed strong.

5.	Stock prices were falling as risk-off took hold. This could result in investors moving from equities into bonds, thereby increasing demand for bonds.

6.	Volatility increased, indicating more extreme conditions—often the hallmark of lows.

Overall, 2022 was extremely challenging for fixed-income investors, but November provided some glimmer of hope as risk assets rallied. The Bloomberg U.S. Aggregate rose more than 3.5% in November. The index had risen only three months that year. In the other eight months, the index dropped by more than 100 basis points (bps) each time.

At the early November meeting, the Federal Open Market Committee (FOMC) raised the Fed funds target range by another 75 bp to 3.75% to 4.00%, the highest since January 2008. It was the fourth straight 75 bp increase for a total of 450 bp this cycle.

In his late-November speech, Fed Chairman Powell indicated that a downshift in the size of the rate hikes could occur at the December 14 meeting—market participants were expecting a 50 bp hike. He also cautioned that monetary policy was likely to stay restrictive for some time until real signs of progress emerged on inflation. The ultimate Fed funds rate level is likely to be between 4.75% to 5.00%. That kept both risk assets and the economy in a choppy period until inflation came down enough for the Fed to pause and then eventually reverse course.

During October, the 10-year yield hit 4.23%, a level not seen since 2008. At the start of December, the 10-year was at 3.89%. Typically, the 10-year Treasury yield peaks at or before the end of the Fed tightening cycle, so a Q1 Fed pause was deemed possible, and repositioning fixed-income portfolios was warranted. Entering December, the fixed income allocation strategy was overweight U.S. High Yield, U.S. Investment Grade, and Emerging Market Bonds while being underweight Floating Rate Notes, U.S. Long-Term Treasurys, Treasury Inflation-Protected Securities, and International Investment Grade bonds.

Annual Shareholder Report | 7

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) (Unaudited) (Continued)

Throughout the month of December, the world’s most prominent central banks doubled down on and/or adopted a more hawkish stance. The Fed remained committed to fighting inflation. The European Central Bank stressed the need for more aggressive rate hikes at its December meeting. Meanwhile, the Bank of Japan surprised investors by increasing the cap on its 10-year yield target.

2022 was a challenging year for fixed-income investors. The Bloomberg U.S. Aggregate Bond Total Return Index’s return was slightly negative in December and finished the year down about 13%. The index was down nine out of 12 months in 2022. The global central bank rate increased at a record speed in 2022 and was at its highest level since 2008. Based on this metric, one could have assumed that central banks had sufficiently tightened policy. But on a real basis, interest rates were still resoundingly negative, indicating that global central bank policy wasn’t quite tight enough.

Entering January, the fixed income allocation strategy was overweight U.S. Long-Term Treasurys, U.S. High Yield, Mortgage-Backed Securities, and Emerging Market Bonds while being underweight Floating Rate Notes, U.S. Investment Grade Corporate, Treasury Inflation-Protected Securities, and International Investment Grade bonds.

After a challenging 2022, the Bloomberg U.S. Aggregate Bond Total Return Index gained about 3% in January 2023. As widely expected, the Fed, once again, downshifted its pace of rate hikes to 25 basis points (bp) in February, following a slowdown in December to 50 bp. As a result, the Fed funds target range was 4.50% to 4.75%, the highest since October 30, 2007. The Fed has raised rates a total of 450 bp since March 2022, making it the fastest hiking cycle ever, with data going back to 1963.

While the Fed acknowledged improvement in inflation at the February meeting, Chairman Powell continued to characterize inflation as “elevated” and repeated that “ongoing increases… will be appropriate.” But he also reiterated that they would be data-dependent and operate meeting by meeting.

After a 3% gain in January, the Bloomberg U.S. Aggregate Bond Total Return Index dropped by over 2.5% in February. Of the nine fixed-income sectors we track, all of them except cash had negative returns in February. While the Fed acknowledged improvement in inflation at the February meeting, what was still in doubt was the pace at which inflation would continue to moderate and whether any progress on it would be sufficient for the Fed to loosen monetary policy. Following the January CPI and PPI reports and strong retail sales, yields backed up, the U.S. dollar rose, and markets pushed off expected rate cuts into 2024.

The Bloomberg U.S. Aggregate Bond Total Return Index gained over 2.5% in March as investors flocked to safety during the banking crisis. After last month’s liquidity backstop by the Swiss National Bank for Credit Suisse and the $30 billion capital injection into First Republic Bank by a consortium of U.S. banks, it looked like authorities have successfully ringfenced the banking problems.

Following the anticipated 25 basis point rate hike in March, the Fed provided an update to their economic outlook, with the Fed effectively forecasting a recession this year. Mathematically, we can’t have 3.2% GDP growth in Q1 and end up at 0.4% for the year without having negative quarters. Unemployment was projected to rise to 4.5% from 3.6%. As a result, market participants began to price in a reversal of the tightening cycle. The decline in rates across the curve impacted fixed-income sector leadership, as well as aided the downtrend in the U.S. Dollar.

Entering April, the fixed income allocation strategy was overweight International Bond, U.S. Long-Term Treasury, TIPS, U.S. Investment Grade, and Floating Rate Notes. The U.S. Corporate, U.S. High Yield, and Emerging Market Bond sectors are underweight.

As described in our April letter, we expected the Fed to raise the Fed funds target range another 25 basis points, 5.00% to 5.25%, in May. We think it will be the last rate hike of this tightening cycle. The Fed, however, will want to preserve its optionality—just in case the economic data doesn’t come in as expected before the next meeting in mid-June. Quantitative tightening will continue to roll on.

8 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) (Unaudited) (Continued)

Although this has been the most aggressive Fed tightening cycle in history, we never started out in such a deep hole in terms of the real Fed funds rate. The Fed hopes inflation comes down to allow the real Fed funds rate to rise above 1.5% and prays that nothing else breaks. Looking at history, yields typically fall, and the yield curve steepens after the end of the tightening cycle. This will have implications for fixed-income sector leadership.

For the year ending April 30, 2023, the Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) generated a total return of -2.21% at market value and -2.21% at net asset value. During this same period, the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, was down -0.43%.

Sincerely,

Donald L. Hagan, CFA

Portfolio Manager

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF

The views and opinions expressed in management’s discussion of Fund performance are those of Day Hagan Asset Management and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Day Hagan Asset Management makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The Bloomberg U.S. Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. The index tracks investment grade corporate debt, government debt, mortgage-backed securities (MBS) and asset-backed securities (ABS) to simulate the universe of investable bonds that are rated investment grade or higher, have an outstanding par value of at least $100 million, and have at least one year until maturity.

A basis point (bps) is one hundredth of one percentage point. One basis point = 0.01%.

Must be preceded or accompanied by a prospectus.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses, or sales charges.

The value of fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The Fund is distributed by Foreside Fund Services, LLC.

Annual Shareholder Report | 9

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) (Unaudited) (Continued)

Investment Objective

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF investment objective is total return, consisting of income and capital appreciation.

Fund Performance (as of 4/30/23)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF - Total Return (at Net Asset Value)(c)	-2.21%	-5.87%	0.78%	0.78%
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF - Total Return (at Market Value)(d)	-2.21%	-5.85%	0.78%	0.78%
Bloomberg U.S. Aggregate Bond Index(e)	-0.43%	-6.29%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 800-594-7930 or visit http://dhfunds.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Day Hagan/Ned Davis Research Smart Sector Fixed Income and represents the income and capital appreciation in the Fund.
(a)	The expense ratio reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2022. Additional information pertaining to the Fund’s expense ratio as of April 30, 2023 can be found in the Financial Highlights.
(b)	Commencement of operations: September 28, 2021.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(e)	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and collateralized mortgage-backed securities (agency and non-agency). An investor cannot invest directly in an index.

10 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (Unaudited)	April 30, 2023

Management Discussion of Fund Performance

Dear Shareholder:

The Fund is actively managed using proprietary investment models co-developed with Ned Davis Research (“NDR”). The Fund is considered a “fund of funds” that, under normal market conditions, seeks to achieve its investment objective by principally investing in unaffiliated international exchange-traded funds (“ETFs”) that invest in international regions outside of the U.S. (“Underlying Funds”).

The Fund utilizes the Ned Davis Research international models and rankings to determine its allocation to each region or country. By combining multiple and diverse indicators, which historically have been shown to add value to international allocation decisions, the model seeks to objectively assess the weight of the evidence and generate allocation recommendations.

The Day Hagan/Ned Davis Research Catastrophic Stop model provides the overall risk management aspect of the Fund’s strategy and defines the Fund’s overall cash allocation. By taking the weight of the evidence of technical, monetary, economic, valuation, and sentiment indicators, the model measures the potential risk level that certain financial markets may face. When the model triggers a sell, cash levels are increased.

The following are observations from July 1, 2022 (the fund’s inception date), through April 30, 2023.

Upon inception of the fund, the initial portfolio was overweight China and Canada, and neutral allocations were held in Japan, the U.K., France, Switzerland, Germany, and Australia. There were four smaller regions receiving allocations: South Korea, Hong Kong, India, and Brazil. The cash allocation was overweighted due to the prior sell signal from the DH/Ned Davis Research Catastrophic Stop model moving to a defensive position on May 26, 2022. The higher cash position was deemed appropriate as 1) the strong U.S. dollar continued to impact international returns negatively; 2) there had been significant investor outflows from funds focused on international regions, indicating a lack of demand; and 3) overall Global Leading Economic Indicators had not yet started showing signs of reversing from downtrends.

In August, the tone of the market appeared to be slightly improving from historically pessimistic and oversold levels. While we were not yet prepared to say a new bull market had begun, the pieces were starting to fall in place for a sustainable move higher. As we reviewed the fundamental drivers underpinning the first half of the year’s weakness, we found that many were showing incremental improvement. For example, the Fed came out of the gate ready to battle inflation with historically large rate hikes and reductions in financial liquidity. Our view was that they were likely to temper their hawkishness and take a more gradual approach. This positively impacted interest rates, with the U.S. 10-year yield declining from a peak of 3.48% to 2.63%. We also opined that we had seen peak inflation and peak energy prices as supply chains were finally expanding and Europe and Russia concluded agreements for the provision of oil and natural gas. This didn’t mean we were sanguine about the world’s prospects. Europe remained under tremendous pressure, the Russia/Ukraine conflict was far from resolved, China/Taiwan was a wildcard, Covid could have re-emerged, and potential legislative missteps are always a threat (i.e., raising taxes during an economic slowdown).

This leads us into September and October. We noted at the time that equity markets were discounting considerable bad news. For example, investors had collectively priced in their expectations around central bank tightening policies, expected corporate earnings pressures, expectations for the continued conflict in Ukraine, the potential for conflict in Taiwan, energy price upheavals internationally (especially Europe), expected future inflation pressures, potential political upheavals, the potential for trade wars, expectations for higher interest rates, and the potential for the global economy to stall. From an investment perspective, the crucial question was whether those investor expectations were overly pessimistic. If investors’ expectations were overly pessimistic, and the aforementioned factors turned out to be better than feared, markets would likely move higher. The opposite also held true. To determine if the pendulum has swung too far toward pessimism or optimism, we rely on our models to evaluate the investment landscape in an objective, unemotional manner. By mid-October, the Catastrophic Stop was signaling that a fully invested position was warranted.

Annual Shareholder Report | 11

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (Unaudited) (Continued)

The ACWI ex U.S. Total Return Index then had one of the best months in its history during November. The index jumped more than 11% during the month, with China, up more than 25%, leading the pack. However, overall global economic risks remained elevated as the global economy contracted for a third straight month in October, according to the S&P Global Purchasing Managers’ Index (PMI). The global composite PMI declined to the lowest level since June 2020. Forward-looking indicators, including new orders and the future output index, pointed to deteriorating economic growth, increasing the possibility of a recession in late 2023.

But not all the economic data was negative. In line with the weakening global demand and easing supply chain issues, global price pressures continued to soften, suggesting lower global Consumer Price Index (CPI) inflation in the coming months. Also, the Citigroup Surprise Indexes, which measure economic data relative to expectations, suggested that economists were too pessimistic. In fact, the economic surprise index for advanced economies had been in positive territory since September, indicating that economic data had, on balance, been surprising to the upside. Global equities tend to outperform when the surprise index has been positive.

Our view was that many of the downside risks that plagued the global economy in 2022 would likely continue in 2023 but from a much lower starting point. Global savings had been depleted while labor markets were starting to show signs of slowing. Moreover, given the lagged impact of monetary policy on the economy, the indicators, many of which are already on the cusp of levels associated with a global recession, were likely to worsen in the coming months.

However, one major positive was that price pressures continued to deteriorate. Both the global composite input and outprice indexes fell to their lowest since February 2021. Even so, the indexes (especially input prices) remained well above their pre-COVID levels.

Entering December, the non-U.S. equity Core model overweighted China, France, and Switzerland while underweighting Japan, Germany, the U.K., and Canada. The Explore model favored Spain, Italy, Mexico, Peru, and New Zealand.

The global economy ended 2022 on a weak note, according to the latest S&P Global Purchasing Managers’ Index (PMI). The global composite PMI was little changed in December, edging up 0.2 points to 48.2. This marked the fifth straight month of contraction and the second-lowest reading since the initial COVID lockdowns in 2020. Both the services and manufacturing sectors registered declines in tandem for the fourth straight month, a condition also last observed in early 2020. That level in the composite is historically consistent with a 0.4% contraction in global real Gross Domestic Product (GDP) growth.

However, there were some tentative signs of stabilization ahead. The global bullwhip, a measure of new orders relative to inventories, ticked up for a second straight month as businesses continued to pare back the massive inventory accumulated in late 2021/early 2022. Also, global supply chain pressures continued to ease, with the supplier delivery index rising to its highest level since January 2020.

Entering February, the non-U.S. equity Core model overweighted China, Germany, Australia, and France, while underweighting Japan, the U.K., and Canada. The Explore model favored Mexico, the Netherlands, New Zealand, Spain, and Italy.

The ACWI ex U.S. Total Return Index declined by almost 350 basis points in February. It was the index’s worst month since September. Among the strongest-performing markets were the Czech Republic, Greece, Turkey, Egypt, and Austria, while the largest underperformers included Colombia, China, Thailand, Brazil, and South Africa.

Contrary to the prior month’s global PMI, which increased slightly on a month-to-month basis but showed other areas of weakness, February’s global data were broadly positive, as both the manufacturing and services indexes rose. Moreover, the compos¬ite indexes for new orders, employment, and backlogs all increased, indicating improving global demand.

But the global economic outlook still showed risk. History suggests that the past year’s tight monetary policy will continue to negatively impact the global economy for at least the next six months, while a pick-up in input cost pressures may keep central banks tighter for longer, prolonging the headwinds from central banks.

12 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (Unaudited) (Continued)

Entering March, the non-U.S. equity Core model overweighted France, Australia, and Switzerland, while underweighting Japan, the U.K., Canada, China, and Germany. The Explore model favored Chile, Mexico, Netherlands, New Zealand, and Thailand.

The ACWI ex U.S. Total Return Index increased by over 250 basis points in March. The index has oscillated between positive and negative monthly returns since November. The global economy continued to show signs of improvement according to the February S&P Global Purchasing Managers’ Index (PMI) readings. The global composite PMI jumped 2.3 points, its third straight increase and the most since July 2020, to 52.1, the highest level and first expansion since mid-2022. Global new orders expanded for the first time in seven months, while the future output index climbed to its highest level in nearly a year. China contributed greatly to the global figure as the end of its zero-COVID policy has seen growth surge. Even outside of China, the expansion broadened across the globe, as the global composite PMI excluding China also rose to an eight-month high.

Despite these favorable signs, downside risks remain elevated. History suggests that tight monetary policy will continue to limit potential upside in the global economy for the foreseeable future. Moreover, stubbornly high inflation may keep central banks tighter for longer, effectively increasing the risk of recession.

Entering April, the non-U.S. equity Core model overweighted the U.K., Germany, and Switzerland while underweighting Canada and China. The Explore model favored the Philippines, Thailand, Netherlands, New Zealand, Spain, and Mexico. The ACWI ex U.S. Total Return Index increased by over 180 basis points in April. The index had risen by more than 175 bps for five of the previous seven months.

Unfortunately, the global economic outlook reflected some cracks under the surface. Although services sector growth remained broad and healthy, the manufacturing PMI slipped back into contraction territory, while breadth in the sector weakened significantly. Moreover, the composite future output index ticked down for the first time in five months. While it remains elevated, it suggests that global growth may peak in the first half of the year.

History suggests that the past year’s tight monetary policy will continue to limit the upside in the global economy in the coming months. The March banking crisis provides another overhang to the global economy, as it will likely be associated with tighter credit conditions over the near term. Moreover, stubbornly high inflation, especially in the services sector, may keep central banks tighter for longer, increasing the risk of recession, possibly in late 2023 or early 2024.

This strategy utilizes measures of price, valuation, economic trends, monetary liquidity, and market sentiment to make objective, rational decisions about how much capital to place at risk, as well as where to place that capital. From a risk-versus-reward standpoint, should our models again begin to indicate that risk levels are rising relative to potential returns, we will not hesitate to react and move to a more defensive positioning.

From the fund’s inception on July 1, 2022, through April 30, 2023, the Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) generated a total return of 11.29% at market value and 11.36% at net asset value. During this same period, the Fund’s benchmark, the MSCI ACWI ex US Index, was up 12.38%.

Sincerely,

Donald L. Hagan, CFA

Portfolio Manager

Day Hagan/Ned Davis Research Smart Sector International ETF

Annual Shareholder Report | 13

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (Unaudited) (Continued)

The views and opinions expressed in management’s discussion of Fund performance are those of Day Hagan Asset Management and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Day Hagan Asset Management makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The MSCI ACWI ex USA Index is a float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the United States.

The S&P Global Purchasing Managers’ Index (PMI) is an index based on surveys of senior executives determining trends in business conditions.

The Consumer Price Index (CPI) is a measure of the average change in prices over a time in a fixed market basket of goods and services. (A broad-based inflation measure.)

A basis point (bps) is one hundredth of one percentage point. One basis point = 0.01%.

Must be preceded or accompanied by a prospectus.

All investments involve risk, including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for specific details regarding investment objectives, risks, performance, and other important information. Review this information carefully before you make any investment decision. Investors cannot invest directly in an index, and unmanaged index returns do not reflect any fees, expenses, or sales charges.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund.

The Fund is distributed by Foreside Fund Services, LLC.

14 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (Unaudited) (Continued)

Investment Objective

Day Hagan/Ned Davis Research Smart Sector International ETF investment objective is to seek total return, consisting of income and capital appreciation.

Fund Performance (as of 4/30/23)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Day Hagan/Ned Davis Research Smart Sector International ETF - Total Return (at Net Asset Value)(c)	N/A	11.36%	0.79%	0.79%
Day Hagan/Ned Davis Research Smart Sector International ETF - Total Return (at Market Value)(d)	N/A	11.29%	0.79%	0.79%
MSCI ACWI ex USA Index(e)	N/A	12.38%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 800-594-7930 or visit http://dhfunds.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Day Hagan/Ned Davis Research Smart Sector International ETF and represents the income and capital appreciation in the Fund.
(a)	The expense ratio reflect the expense ratios as reported in the Fund’s Prospectus dated July 1, 2022. Additional information pertaining to the Fund’s expense ratio as of April 30, 2023 can be found in the Financial Highlights.
(b)	Commencement of operations: June 30, 2022.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from the Fund’s listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(e)	The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the U.S. An investor cannot invest directly in an index.

Annual Shareholder Report | 15

Expense Examples (Unaudited)	April 30, 2023

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) a unified management fee. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at November 1, 2022 and held through the period ended April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23(1)	Actual Expenses Paid During the Period(2)	Hypothetical Expenses Paid During the Period(1)(2)	Annualized Net Expense Ratio During the Period
Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)	$1,000.00	$1,090.90	$1,021.42	$3.53	$3.41	0.68%
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI)	1,000.00	1,053.20	1,021.42	3.46	3.41	0.68%
Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU)	1,000.00	1,209.60	1,021.42	3.73	3.41	0.68%

(1)	Represents the hypothetical 5% annual return before expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half year period).

16 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)	April 30, 2023

Portfolio of Investments Summary Table

Percentage of Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2023, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value
Exchange-Traded Funds — 99.0%
679,695	Communication Services Select Sector SPDR Fund ETF	$40,713,731
261,390	Consumer Discretionary Select Sector SPDR Fund ETF	38,649,125
391,467	Consumer Staples Select Sector SPDR Fund ETF	30,315,204
242,050	Energy Select Sector SPDR Fund ETF	20,605,717
1,580,151	Financial Select Sector SPDR Fund ETF	52,413,609
307,478	Health Care Select Sector SPDR Fund ETF	41,057,537
203,417	Industrial Select Sector SPDR Fund ETF	20,341,700
175,039	Materials Select Sector SPDR Fund ETF	14,099,391
388,029	Real Estate Select Sector SPDR Fund ETF	14,648,095
902,382	Technology Select Sector SPDR Fund ETF	136,106,277
173,639	Utilities Select Sector SPDR Fund ETF	11,977,618
Total Exchange-Traded Funds (Cost $395,068,992)		$420,928,004
Total Investments — 99.0% (Cost $395,068,992)		$420,928,004
Other Assets less Liabilities — 1.0%		4,374,715

Net Assets — 100.0%		$425,302,719

ETF — Exchange-Traded Fund

SPDR — Standard and Poor’s Depositary Receipts

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 17

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI)	April 30, 2023

Portfolio of Investments Summary Table

Percentage of Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2023, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value
Exchange-Traded Funds — 99.0%
29,510	SPDR Bloomberg 1-3 Month T-Bill ETF	$2,708,428
169,821	SPDR Bloomberg Investment Grade Floating Rate ETF	5,191,428
158,307	SPDR Portfolio Corporate Bond ETF	4,648,685
203,662	SPDR Portfolio High Yield Bond ETF	4,672,006
179,944	SPDR Portfolio Long Term Treasury ETF	5,567,468
229,511	SPDR Portfolio Mortgage Backed Bond ETF	5,104,325
58,161	Vanguard Emerging Markets Government Bond ETF	3,615,869
113,572	Vanguard Short-Term Inflation-Protected Securities ETF	5,433,284
109,234	Vanguard Total International Bond ETF	5,347,004
Total Exchange-Traded Funds (Cost $41,737,918)		$42,288,497
Total Investments — 99.0% (Cost $41,737,918)		$42,288,497
Other Assets less Liabilities — 1.0%		428,829

Net Assets — 100.0%		$42,717,326

ETF — Exchange-Traded Fund

SPDR — Standard and Poor’s Depositary Receipts

(See notes which are an integral part of the Financial Statements)

18 | Annual Shareholder Report

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU)	April 30, 2023

Portfolio of Investments Summary Table

Percentage of Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2023, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value
Exchange-Traded Funds — 99.9%
2	Franklin FTSE Japan ETF	$52
9,886	iShares MSCI Australia ETF	228,762
20,367	iShares MSCI Canada ETF	716,918
34,397	iShares MSCI China ETF	1,641,425
40,140	iShares MSCI France ETF	1,588,340
53,631	iShares MSCI Germany ETF	1,577,288
45,614	iShares MSCI Japan ETF	2,683,927
14,895	iShares MSCI Mexico ETF	906,808
20,914	iShares MSCI Netherlands ETF	885,080
17,646	iShares MSCI New Zealand ETF	880,888
33,089	iShares MSCI Philippines ETF	894,065
30,738	iShares MSCI Spain ETF	878,185
36,975	iShares MSCI Switzerland ETF	1,778,128
12,188	iShares MSCI Thailand ETF	863,642
68,111	iShares MSCI United Kingdom ETF	2,311,006
Total Exchange-Traded Funds (Cost $17,245,261)		$17,834,514
Total Investments — 99.9% (Cost $17,245,261)		$17,834,514
Other Assets less Liabilities — 0.1%		17,101

Net Assets — 100.0%		$17,851,615

ETF — Exchange-Traded Fund

FTSE — Financial Times Stock Exchange

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 19

Statements of Assets and Liabilities	April 30, 2023

	Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)	Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI)	Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU)
Assets:
Investments, at value (Cost $395,068,992, $41,737,918 and $17,245,261)	$420,928,004	$42,288,497	$17,834,514
Cash and Cash Equivalents	4,610,937	452,031	24,289
Receivable for capital shares issued	-	-	1,373,252
Total Assets	425,538,941	42,740,528	19,232,055
Liabilities:
Payable for investments purchased	-	-	1,371,896
Accrued expenses:
Advisory	236,222	23,202	8,544
Total Liabilities	236,222	23,202	1,380,440
Net Assets	$425,302,719	$42,717,326	$17,851,615
Net Assets consist of:
Paid in Capital	$473,146,271	$45,924,500	$17,472,384
Total Distributable Earnings / (Loss)	(47,843,552)	(3,207,174)	379,231
Net Assets	$425,302,719	$42,717,326	$17,851,615

Net Assets:	$425,302,719	$42,717,326	$17,851,615
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	12,725,000	1,950,000	650,000
Net Asset Value (offering and redemption price per share):	$33.42	$21.91	$27.46

(See notes which are an integral part of the Financial Statements)

20 | Annual Shareholder Report

Statements of Operations	For the Periods Indicated

	Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)	Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI)	Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU)
	Year Ended April 30, 2023	Year Ended April 30, 2023	For the period June 30, 2022(a) through April 30, 2023
Investment Income:
Dividend income	$6,413,294	$1,049,873	$87,208
Interest income	6,051	-	-
Total Investment Income	6,419,345	1,049,873	87,208
Expenses:
Advisory	3,077,462	209,795	54,714
Total Net Expenses	3,077,462	209,795	54,714
Net Investment Income	3,341,883	840,078	32,494
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	(71,681,423)	(3,450,894)	(195,278)
Net realized gains (losses) from in-kind transactions	29,708,007	41,025	857,242
Change in unrealized appreciation/depreciation on investments	48,036,918	2,071,753	589,253
Net Realized and Unrealized Gains (Losses)	6,063,502	(1,338,116)	1,251,217
Change in Net Assets Resulting From Operations	$9,405,385	$(498,038)	$1,283,711

(a)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 21

Statements of Changes in Net Assets

	Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)		Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI)
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	For the period September 28, 2021(a) through April 30, 2022
From Investment Activities:
Operations:
Net investment income	$3,341,883	$1,757,359	$840,078	$215,380
Net realized gains (losses) from investment and in-kind transactions	(41,973,416)	34,552,294	(3,409,869)	(574,542)
Change in unrealized appreciation/depreciation on investments	48,036,918	(51,179,437)	2,071,753	(1,521,174)
Change in net assets resulting from operations	9,405,385	(14,869,784)	(498,038)	(1,880,336)
Distributions to Shareholders:
Total distributions	(2,718,667)	(2,097,898)	(660,063)	(181,986)
Change in net assets from distributions	(2,718,667)	(2,097,898)	(660,063)	(181,986)
Capital Transactions:
Proceeds from shares issued	377,342,234	426,409,759	20,894,920	26,673,678
Cost of shares redeemed	(426,132,900)	(163,572,462)	(1,630,849)	-
Change in net assets from capital transactions	(48,790,666)	262,837,297	19,264,071	26,673,678
Change in net assets	(42,103,948)	245,869,615	18,105,970	24,611,356
Net Assets:
Beginning of period	467,406,667	221,537,052	24,611,356	-
End of period	$425,302,719	$467,406,667	$42,717,326	$24,611,356
Share Transactions:
Issued	12,025,000	12,125,000	950,000	1,075,000
Redeemed	(13,600,000)	(4,650,000)	(75,000)	-
Change in shares	(1,575,000)	7,475,000	875,000	1,075,000

(a)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

22 | Annual Shareholder Report

Statements of Changes in Net Assets

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU)
For the period June 30, 2022(a) through April 30, 2023
From Investment Activities:
Operations:
Net investment income	$32,494
Net realized gains (losses) from investment and in-kind transactions	661,964
Change in unrealized appreciation/depreciation on investments	589,253
Change in net assets resulting from operations	1,283,711
Distributions to Shareholders:
Total distributions	(61,811)
Change in net assets from distributions	(61,811)
Capital Transactions:
Proceeds from shares issued	26,588,399
Cost of shares redeemed	(9,958,684)
Change in net assets from capital transactions	16,629,715
Change in net assets	17,851,615
Net Assets:
Beginning of period	-
End of period	$17,851,615
Share Transactions:
Issued	1,025,000
Redeemed	(375,000)
Change in shares	650,000

(a)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 23

Financial Highlights

	Net Asset Value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses)	Total from investment activities	Distributions from net investment income	Total distributions	Net Asset Value, end of period	Total return at Net Asset Value(b)(c)	Total return at market(b)(d)	Ratio of Net Expenses to Average Net Assets(e)	Ratio of Gross Expenses to Average Net Assets(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(e)	Net Assets at end of period (000’s)	Portfolio turnover(b)(f)
Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)
Year Ended April 30, 2023	$32.69	0.23	0.69	0.92	(0.19)	(0.19)	$33.42	2.89%	2.83%	0.68%(g)	0.68%(g)	0.74%	$425,303	207%
Year Ended April 30, 2022	$32.46	0.18	0.25(h)	0.43	(0.20)	(0.20)	$32.69	1.26%	1.29%	0.68%(g)	0.68%(g)	0.52%	$467,407	111%
Year Ended April 30, 2021	$22.04	0.20	10.36	10.56	(0.14)	(0.14)	$32.46	48.02%	47.19%	0.68%(g)	0.68%(g)	0.71%	$221,537	84%
January 16, 2020(i) through April 30, 2020	$24.86	0.01	(2.83)	(2.82)	-	-	$22.04	(11.34)%	(10.90)%	0.68%(g)	0.68%(g)	0.23%	$46,278	27%

Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI)
Year Ended April 30, 2023	$22.89	0.60	(1.12)	(0.52)	(0.46)	(0.46)	$21.91	(2.21)%	(2.21)%	0.68%(g)	0.68%(g)	2.72%	$42,717	174%
September 28, 2021(i) through April 30, 2022	$24.85	0.27	(2.02)	(1.75)	(0.21)	(0.21)	$22.89	(7.10)%	(7.06)%	0.68%(g)	0.68%(g)	1.87%	$24,611	85%

Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU)
June 30, 2022(i) through April 30, 2023	$24.82	0.09	2.71	2.80	(0.16)	(0.16)	$27.46	11.36%	11.29%	0.68%(g)	0.68%(g)	0.40%	$17,852	231%

(a)	Calculated using the average shares method.
(b)	Not annualized for periods less than one year.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(e)	Annualized for period less than one year.
(f)	Portfolio turnover increases/decreases due to change within portfolio holdings during the period.
(g)	The Fund invests in other funds and indirectly bears its proportionate shares of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	The amount of net realized and unrealized gain on investments per share does not accord with the amounts in the Statements of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.
(i)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

24 | Annual Shareholder Report

Notes to Financial Statements	April 30, 2023

(1) Organization

Strategy Shares (the “Trust”) was organized on September 7, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in eight separate series. The accompanying Financial Statements relate to the following series: Day Hagan/Ned Davis Research Smart Sector ETF (SSUS), Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI) and Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU) (individually referred to as a “Fund,” or collectively as the “Funds”). Each Fund is an actively-managed exchange-traded fund. Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF and Day Hagan/Ned Davis Research Smart Sector International ETF are each classified as non-diversified under the 1940 Act, while, effective January 17, 2023, Day Hagan/Ned Davis Research Smart Sector ETF is classified as diversified. The investment objective of the Day Hagan/Ned Davis Research Smart Sector ETF is to seek long-term capital appreciation and preservation of capital. The investment objective of each of the Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF and the Day Hagan/ Ned Davis Research Smart Sector International ETF is to seek total return, consisting of income and capital appreciation. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

The Day Hagan/Ned Davis Research Smart Sector ETF commenced operations January 16, 2020. The Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF commenced operations on September 28, 2021. The Day Hagan/Ned Davis Research Smart Sector International ETF commenced operations June 30, 2022. Shares of each Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks, currently 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures approved by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined in accordance with procedures approved by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical assets.

●	Level 2 – Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange, except that equity securities traded on the Nasdaq Stock Market (“Nasdaq”) are valued at the Nasdaq official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at the mean of the quoted bid and asked prices. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a price supplied by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Annual Shareholder Report | 25

Notes to Financial Statements (Continued)

The following table provides the fair value measurement as of April 30, 2023.

Fund	Level 1	Total Investments
Day Hagan/Ned Davis Research Smart Sector ETF
Exchange-Traded Funds	$420,928,004	$420,928,004
Total Investments	$420,928,004	$420,928,004
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF
Exchange-Traded Funds	$42,288,497	$42,288,497
Total Investments	$42,288,497	$42,288,497
Day Hagan/Ned Davis Research Smart Sector International ETF
Exchange-Traded Funds	$17,834,514	$17,834,514
Total Investments	$17,834,514	$17,834,514

For the fiscal year or period ended April 30, 2023, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

C. Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. For the Day Hagan/Ned Davis Research Smart Sector ETF and Day Hagan/Ned Davis Research Smart Sector International ETF, dividends from net investment income, if any, are declared and paid annually. For the Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF, dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments, differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to wash sales and differing treatment on certain investments. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

E. Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all series of the Trust in relation to the net assets of each series or on another reasonable basis. The Trust may share expenses with Mutual Fund and Variable Insurance Trust, an open-end management investment company managed by Rational Advisors, Inc. Those expenses that are shared are allocated proportionally among each of the trusts or on another reasonable basis.

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

Donald L. Hagan, LLC, doing business as Day Hagan Asset Management (the “Advisor”), serves as the Funds’ investment advisor pursuant to a Management Agreement. Subject at all times to the oversight of the Board, the Advisor is responsible for the overall management of the Funds. The Trust has arranged for distribution, custody, fund administration, transfer agency and all other services necessary for the Funds to operate. Each Fund pays 0.68% of its average daily net assets, computed daily and paid monthly, for advisory services it receives from the advisor. These fees are each structured as a “Unified Fee,” pursuant to which the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Funds (including, without limitation, transfer agent fees, administrative fees and expenses, custodian fees, legal fees, accounting fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statements and prospectuses for the Funds, and the cost of printing and delivering to shareholders prospectuses and reports), except the Funds’ management fee; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Funds (such as litigation or reorganizational costs), each of which is paid by the Funds. The Advisor’s Unified Fee is designed to cause substantially all of each Fund’s expenses to be paid and to compensate the Advisor for providing services for the Funds.

26 | Annual Shareholder Report

Notes to Financial Statements (Continued)

B. Distribution and Shareholder Services Fees

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of each Fund’s Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Advisor and the Distributor. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). The Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Funds. Pursuant to the Plan, each Fund may pay a 12b-1 fee not to exceed 0.25% per year of its average daily net assets. No 12b-1 fee is currently paid by the Funds and the Board has not approved any payments under the Plan.

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the fiscal year or period ended April 30, 2023 were as follows:

Fund	Purchases	Sales
Day Hagan/Ned Davis Research Smart Sector ETF	$774,491,782	$770,549,671
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	52,920,667	48,355,810
Day Hagan/Ned Davis Smart Sector International ETF	22,722,738	21,103,159

Purchases and sales of in-kind transactions for the fiscal year or period ended April 30, 2023 were as follows:

Fund	Purchases	Sales
Day Hagan/Ned Davis Research Smart Sector ETF	$347,249,708	$399,088,150
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	19,309,543	1,498,871
Day Hagan/Ned Davis Smart Sector International ETF	24,768,866	9,805,173

(5) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash.

Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for each Fund are $250 and $1,000, respectively.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind subscriptions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the fiscal year or period ended April 30, 2023, the Funds received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) and distributed securities in exchange for redemptions (redemption-in-kind) as follows:

Fund	Fair Value of Subscriptions-in-Kind	Fair Value of Redemptions-in-Kind
Day Hagan/Ned Davis Research Smart Sector ETF	$347,249,708	$399,088,150
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	19,309,543	1,498,871
Day Hagan.Ned Davis Research Smart Sector International ETF	24,768,866	9,805,173

(6) Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Fund’s financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the fiscal year or period ended April 30, 2023, the Funds did not incur any interest or penalties. The tax year end for the Funds is April 30.

Annual Shareholder Report | 27

Notes to Financial Statements (Continued)

As of April 30, 2023, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) were as follows:

Fund	Tax Cost of Securites	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Day Hagan/Ned Davis Research Smart Sector ETF	$403,239,327	$28,802,764	$(11,114,087)	$17,688,677
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	43,165,723	585,962	(1,463,188)	(877,226)
Day Hagan/Ned Davis Research Smart Sector International ETF	17,265,123	667,848	(98,457)	569,391

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to basis adjustments for wash sales.

The tax character of distributions paid during the tax year or period ended April 30, 2023 were as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Day Hagan/Ned Davis Research Smart Sector ETF	$2,718,667	$-	$2,718,667	$-	$2,718,667
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	660,063	-	660,063	-	660,063
Day Hagan/Ned Davis Research Smart Sector International ETF	61,811	-	61,811	-	61,811

The tax character of distributions paid during the tax year ended April 30, 2022 were as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Day Hagan/Ned Davis Research Smart Sector ETF	$2,097,898	$-	$2,097,898	$-	$2,097,898
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	181,986	-	181,986	-	181,986

As of April 30, 2023, the components of distributed earnings/(loss) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistribted Long Term Capital Gains	Distributed Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Distributed Earnings/(Loss)
Day Hagan/Ned Davis Research Smart Sector ETF	$463,896	$-	$463,896	$(65,996,125)	$17,688,677	$(47,843,552)
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	213,409	-	213,409	(2,543,357)	(877,226)	(3,207,174)
Day Hagan/Ned Davis Research Smart Sector International ETF	-	-	-	(190,160)	569,391	379,231

Permanent Tax Differences:

As of the tax year or period ended April 30, 2023, the following reclassifications relating primarily to redemptions in-kind and taxable overdistributions have been made to increase (decrease) such accounts with offsetting adjustments as indicated.

Fund	Total Distributable Earnings / (Loss)	Paid in Capital
Day Hagan/Ned Davis Research Smart Sector ETF	$(27,466,335)	$27,466,335
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	13,249	(13,249)
Day Hagan/Ned Davis Research Smart Sector International ETF	(842,669)	842,669

Temporary tax differences (e.g. wash sales) do not require a reclassification.

Under current tax law, certain ordinary losses arising after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following tax year for tax purposes. The following Fund’s deferred losses are as follows:

Fund	Late Year Ordinary Loss Deferrals
Day Hagan/Ned Davis Research Smart Sector ETF	$-
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	-
Day Hagan/Ned Davis Research Smart Sector International ETF	29,305

As of April 30, 2023 the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the table below. These CLCFs are not subject to expiration:

Fund	Short-Term Amount	Long-Term Amount	Total
Day Hagan/Ned Davis Research Smart Sector ETF	$63,646,245	$2,349,880	$65,996,125
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	2,543,357	-	2,543,357
Day Hagan/Ned Davis Research Smart Sector International ETF	160,855	-	160,855

28 | Annual Shareholder Report

Notes to Financial Statements (Continued)

(7) Investment Risks

This section discusses certain common principal risks encountered by the Funds. Each Fund may be subject to other risks in addition to these identified risks. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of a Fund’s shares may trade above or below its NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market Risk

Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or manmade disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds’ net asset values, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

Underlying Fund Risk

The ETFs in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks.

As of April 30, 2023, 32.00% of the Day Hagan/Ned Davis Research Smart Sector ETF’s net assets were invested in the Technology Select Sector SPDR Fund ETF. The financial statements of the Technology Select Sector SPDR Fund ETF, including its portfolio of investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Day Hagan/Ned Davis Research Smart Sector ETF’s financial statements.

(8) Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2023.

Annual Shareholder Report | 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Day Hagan/Ned Davis Research Smart Sector ETF, Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF, and Day Hagan/Ned Davis Research Smart Sector International ETF and Board of Trustees of Strategy Shares

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the funds listed below (the “Funds”), each a series of Strategy Shares, as of April 30, 2023, and the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Day Hagan/Ned Davis Research Smart Sector ETF	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022 and 2021, and for the period January 16, 2020 (commencement of operations) through April 30, 2020
Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF	For the year ended April 30, 2023	For the year ended April 30, 2023 and for the period September 28, 2021 (commencement of operations) through April 30, 2022
Day Hagan/Ned Davis Research Smart Sector International ETF	For the period June 30, 2022 (commencement of operations) through April 30, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 29, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

30 | Annual Shareholder Report

Additional Information

Additional Federal Income Tax Information (Unaudited)

For the tax year ended April 30, 2023, the following percentages of the total ordinary income distributions paid by the Fund qualify for the distributions received deduction available to corporate shareholders.

Fund	Distributions Received Deduction
Day Hagan/Ned Davis Research Smart Sector ETF	100.00%

For the tax year ended April 30, 2023, distributions paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023 Form 1099-DIV.

For the tax year or period ended April 30, 2023, the percentages of Qualified Dividend Income are as follows:

Fund	Qualified Dividend Income
Day Hagan/Ned Davis Research Smart Sector ETF	100.00%
Day Hagan/Ned Davis Research Smart Sector International ETF	98.63%

For the tax year ended April 30, 2023, the percentages of interest-related dividends for certain non-U.S. resident investors are as follows:

Fund	Qualified Interest Income
Day Hagan/Ned Davis Research Smart Sector ETF	0.09%

The Day Hagan/Ned Davis Research Smart Sector International ETF intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on April 30, 2023 are as follows:

Fund	Foreign Source Income
Day Hagan/Ned Davis Research Smart Sector International ETF	$0.09

Premium/Discount Information (Unaudited)

The Fund’s website at www.dhfunds.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount section, how frequently the Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

Annual Shareholder Report | 31

Additional Information (Continued)

Renewal of the Management Agreements with respect to Day Hagan/Ned Davis Research Smart Sector ETF (the “Day Hagan ETF”) and the Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (the “Day Hagan Income ETF”)

At a meeting of the Board of Trustees of Strategy Shares (the “Trust”), held on December 9, 2022 and continued on December 16, 2022, the Board, which is comprised of Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, of the Fund, discussed the renewal of the management agreement between the Trust and Day Hagan Asset Management (“Day Hagan”) with respect to the Day Hagan ETF and Day Hagan Income ETF (each, a “Management Agreement”)

In connection with the Board’s consideration of the renewal of the agreements as required by Section 15(c) of the Investment Company Act of 1940, the Board requested and received due diligence materials prepared by Day Hagan (the “Day Hagan 15(c) Response”) and considered the information presented at Board meetings throughout the year. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in evaluating each Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided for the Fund with respect to the approval of each Management Agreement and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to a Management Agreement.

Review of Day Hagan’s 15(c) Responses

Nature, Extent, and Quality of Services. The Board reviewed the services provided by the team of professionals at Day Hagan. The Board reviewed information concerning Day Hagan’s resources, personnel, business operations, and culture of compliance. The Board discussed Day Hagan’s Form ADV, the firm’s profit and loss statement for the period from January 1, 2022, to September 30, 2022, and the firm’s balance sheets as of September 30, 2022. After further discussion and review of the Day Hagan 15(c) Response, the Board concluded that Day Hagan had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to performing its duties under the Day Hagan Management Agreement and that the nature, overall quality and extent of the advisory services provided to the Day Hagan ETF and Day Hagan Income ETF by Day Hagan were acceptable.

Performance.

Day Hagan ETF. The Board compared the Day Hagan ETF’s returns to those of its peer group, S&P 500 Index and Morningstar Large Cap Blend category for the one-year period ended November 3, 2022. The Fund outperformed its peer group and the S&P 500 Index but underperformed the Morningstar Large Cap Blend category for the period. After further discussion, the Board determined that the Fund’s performance was acceptable.

Day Hagan Income ETF. The Board compared the Day Hagan Income ETF’s returns to those of its peer group, Morningstar Total Bond Market category and the Bloomberg U.S. Aggregate Bond Index for the one-year period ended September 30, 2022. The Fund outperformed its peer group and the Bloomberg U.S. Aggregate Bond Index for the one-year period, and underperformed the Morningstar Total Bond Market category for the one-year period. The Board considered Day Hagan’s view that the Fund has delivered investment results generally in line with those of the Bloomberg U.S. Aggregate Bond Index. After further discussion, the Board determined that the Fund’s performance was acceptable.

Fees and Expenses.

Day Hagan ETF. The Board compared the Day Hagan ETF’s management fee and net expenses to its peer group and the ETF Database Large-Blend Equities ETF category. The Board noted that Day Hagan’s management fee was structured as a “unified fee”. The Fund’s management fee and net expenses were higher than the median and the average advisory fees for its peer group and ETF Database Large-Blend Equities ETF category, but within the range of advisory fees and net expenses of both. The Board considered Day Hagan’s view that the Fund’s management fee is appropriate given the breadth of research and investment analysis that supports the strategy. After further discussion, the Board concluded that the management fee payable to Day Hagan with respect to the Fund was reasonable.

32 | Annual Shareholder Report

Additional Information (Continued)

Day Hagan Income ETF. The Board compared the Day Hagan ETF’s management fees and net expenses to its peer group and the Morningstar Total Bond Market category. The Board noted that Day Hagan’s management fee was structured as a “unified fee.” The Fund’s management fee and net expenses were higher than the median and the average advisory fees for its peer group and Morningstar Total Bond Market, but within the range of advisory fees and net expenses of both. The Board considered Day Hagan’s view that the Fund’s management fee is appropriate given the breadth of research and investment analysis that supports the strategy. After further discussion, the Board concluded that the management fee payable to Day Hagan with respect to the Fund was reasonable.

Profitability. The Board reviewed reports from Day Hagan analyzing the firm’s profitability with respect to its relationship with the Day Hagan ETF and the Day Hagan Income ETF. The Board noted that Day Hagan was managing the Day Hagan ETF at a modest profit and the Day Hagan Income ETF at a loss. The Board concluded that the level of Day Hagan’s profitability with respect to the Fund did not raise any concerns at this time.

“Fall-out” Benefits. The Board considered fall-out benefits that Day Hagan and its affiliates received from their relationship with the Day Hagan ETF and the Trust.

Economies of Scale. The Board considered whether Day Hagan was sharing economies of scale with the Day Hagan ETF and the Day Hagan Income ETF. The Board noted that Day Hagan will consider a reduction in the unified management fee of each Fund when the Fund reaches $5 billion in assets. The Board agreed that the matter of economies of scale would be revisited as each Fund’s assets increased.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board. Having, requested, reviewed, and discussed in depth such information from Day Hagan as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interest of the Day Hagan ETF and Day Hagan Income ETF and its respective shareholders.

Annual Shareholder Report | 33

Trustees and Officers (Unaudited)

The following tables provide information about the Board and the senior officers of the Trust. The Board is composed of three Trustees, each of whom is not an “interested person” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee” and collectively, the “Independent Trustees”). Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, year of birth, present position(s) held with the Trust and principal occupations for at least the past five years. Unless otherwise noted, the business address of each person listed below is c/o Strategy Shares, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for Mutual Fund and Variable Insurance Trust, another open-end investment company whose series are managed by Rational Advisors, Inc. (“Rational”), and AlphaCentric Prime Meridian Income Fund, a closed-end investment company managed by AlphaCentric Advisors LLC, an affiliate of Rational. Collectively, the Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, and AlphaCentric Prime Meridian Income Fund constitute the “Fund Complex.”

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2016	Managing Member, Genovese Family Enterprises, LLC (real estate firm), since 1999; Managing member, Bear Properties, LLC (real estate firm), since 2006; Managing member, PTL Real Estate, LLC (2000–2019) (real estate/investment firm).	56	Chairman of the Board, Mutual Fund and Variable Insurance Trust, since 2016; Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust, since 2006; Independent Trustee and Chair of Audit Committee, Variable Insurance Trust, since 2010; Trustee, IDX Funds (formerly M3Sixty Funds Trust), since 2016; Chairman of the Board, AlphaCentric Prime Meridian Income Fund, since 2018.
Stephen P. Lachenauer Year of Birth: 1967	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committees	Trustee and Chair of Audit and Risk and Compliance Committees since 2016; Chair of Investment Committee since November 2020	Attorney, private practice, since 2011.	56	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund; Trustee, Mutual Fund Series Trust since April 2022.
Donald McIntosh Year of Birth: 1967	Trustee	Since 2016	Credit risk review analyst, Santander Holdings USA, since 2015; Governance analyst, Santander Bank, 2011 – 2015.	20	Trustee, Mutual Fund and Variable Insurance Trust, since 2016; Trustee, TCG Financial Series Trusts I-X since 2015; Trustee, AlphaCentric Prime Meridian Income Fund since 2018.

*	The term of office of each Trustee is indefinite.

34 | Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited) (Continued)

Officers*

Name, Address and Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Michael Schoonover 53 Palmeras St., Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 2022	Vice President of the Trust, 2018-2021; Chief Operating Officer (“COO”), Catalyst Capital Advisors LLC and Rational Advisors, Inc. since 2017; Portfolio Manager, Catalyst Capital Advisors LLC, 2013–May 2021; President, MFund Distributors LLC since January 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC since 2019; COO, MFund Management LLC since 2019; COO, AlphaCentric Advisors LLC since January 2021; Portfolio Manager, Rational Advisors, Inc., 2016–2018.
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 2022	Investment Operations Manager, MFund Management LLC since 2022; Investment Operations Analyst, MFund Management LLC, 2020–2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 2016–2019.
Erik Naviloff 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 2016	Vice President—Fund Administration, Ultimus Fund Solutions, LLC since 2012.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since 2016	Director, MFund Services LLC since 2015.
Jennifer A. Bailey Year of Birth: 1968	Secretary	Since 2016	Director of Legal Services, MFund Services LLC since 2012.

*	Officers do not receive any compensation from the Trust

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at 800-594-7930 to request a copy of the SAI or to make shareholder inquiries.

Annual Shareholder Report | 35

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-594-7930 or at www.dhfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov. You may also access this information at www.dhfunds.com by selecting “Form N-PORT.”

Donald L. Hagan, LLC, doing business as Day Hagan Asset Management, is the investment advisor of the Funds. Day Hagan Asset Management maintains corporate records of the Funds. Foreside Fund Services, LLC is the principal underwriter and distributor of the Funds’ shares.

Exchange-traded funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in exchange-traded funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Day Hagan/Ned Davis Research Smart Sector ETF (SSUS)	Day Hagan/Ned Davis Research Smart Sector Fixed Income ETF (SSFI)	Day Hagan/Ned Davis Research Smart Sector International ETF (SSXU)

Cusip 86280R803	Cusip 86280R860	Cusip 8628OR829

1-800-594-7930

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Stephen P. Lachenauer, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $90,250

Fiscal year ended 2022: $76,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $ -

Fiscal year ended 2022: $ -

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $20,500

Fiscal year ended 2022: $15,100

Fees for 2022 and 2023 related to the review of the registrant’s tax returns.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $2,000

Fiscal year ended 2022: $ -

Fees for 2023 related to the preparation of IRS Form 8937.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.        Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Strategy Shares (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and/or financial reporting of the Trust.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.        General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.               the qualifications of the auditor to perform the services involved;

2.               the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.               the permissibility of the services under applicable rules and guidance of the SEC;

4.               the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.               the effect of the compensation for the proposed services on the auditor’s independence; and

6.               the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Trust’s independent auditor may not include the following:

1.               Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2.               Financial information systems design and implementation;

3.               Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4.               Actuarial services;

5.               Internal audit outsourcing services;

6.               Management functions or human resources;

7.               Broker-dealer, investment adviser or investment banking services; and

8.               Legal services and expert services unrelated to the audit.

III.        Procedures for Pre-Approval by the Audit Committee

1.        Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.        All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.        Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.        If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5.        Requests for pre-approval may include, but are not limited to, the following services:

a.        audit engagement, particularly for interim periods;

b.        tax compliance, tax planning, and tax advice;

c.        review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.        review of IRS shareholder materials;

e.        review and validation of Trust procedures (e.g., valuation, interTrust lending, etc.), and

f.        market research and strategic insights.

6.        Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.        In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a.        the scope of the proposed tax service,

b.        the fee structure for the engagement,

c.        any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Trusts, and

d.        any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee the potential effect of the proposed tax service(s) on the audit firm’s independence.

8.        Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

9.        The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

10.        The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

11.        The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

12.        Pre-approvals will be granted for a period of no more than one year.

IV.        Procedures for Pre-Approval by a Delegate of the Audit Committee

1.        Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2.        Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.        Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.        Requests for pre-approval may include, but are not limited to, the following services:

a.        audit engagement, particularly for interim periods;

b.        tax compliance, tax planning, and tax advice;

c.        review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.        review of IRS shareholder materials;

e.        review and validation of Trust procedures (e.g., valuation, interfund lending, etc.); and

f.        market research and strategic insights.

5.        Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.        Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7.        The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Trust’s management.

8.        Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9.        Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.        The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11.        Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.        Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.        Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

(e)(2) No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate non-audit fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $22,500

Fiscal year ended 2022: $15,100

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Stephen P. Lachenauer (Chairman), Tobias Caldwell and Donald McIntosh.

Item 6.	Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategy Shares

By (Signature and Title) /s/ Michael Schoonover

Michael Schoonover, Chief Executive Officer

Date June 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Michael Schoonover

Michael Schoonover, Chief Executive Officer

Date June 30, 2023

By (Signature and Title) /s/ James Szilagyi

James Szilagyi, Treasurer

Date June 30, 2023